ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                          Nvest High Income Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             NVEST HIGH INCOME FUND
================================================================================

                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------


Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       December 1989 through December 1999


                Net Asset       Maximum Sales        Lehman High
                 Value(1)         Charge(2)        Yield Composite(4)
                 --------         ---------        ------------------
12/99            $23,409            $22,365            $27,870
12/98             22,481             21,470             27,219
12/97             22,884             21,854             26,728
12/96             19,839             18,946             23,701
12/95             17,266             16,489             21,135
12/94             15,447             14,752             17,735
12/93             15,975             15,257             17,916
12/92             13,710             13,094             15,299
12/91             11,843             11,310             13,217
12/90              8,678              8,287              9,041
12/89             10,000              9,550             10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                             NVEST HIGH INCOME FUND
================================================================================

                                                Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 2/22/84)                1 Year      5 Years    10 Years
Net Asset Value(1),(4)                       4.00%       8.66%       8.88%
With Maximum Sales Charge(2),(4)            -0.71        7.66        8.38
--------------------------------------------------------------------------------
Class B (Inception 9/20/93)                1 Year      5 Years   Since Inception
Net Asset Value(1),(4)                       3.34%       7.91%       6.27%
With CDSC(3),(4)                            -1.35        7.63        6.27
--------------------------------------------------------------------------------
Class C (Inception 3/2/98)                  1 Year   Since Inception
Net Asset Value(1)                           3.34%      -0.40%
With CDSC(3)                                 2.40       -0.40
--------------------------------------------------------------------------------

                                                                                             Since           Since
                                                                                             Fund's          Fund's
                                                                                            Class B         Class C
Comparative Performance                     1 Year          5 Years        10 Years        Inception        Inception
Lehman High Yield Composite Index(5)         2.39%           9.31%          10.72%            7.85%           1.01%
Morningstar High Yield Bond Average(6)       4.19            8.79            9.98             7.51            0.48
Lipper High Current Yield Average(7)         4.53            8.84           10.03             7.39            0.14

--------------------------------------------------------------------------------


Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous subadvisers.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Prior to the year ended December 31, 1997, the Fund waived certain fees and expenses. The Fund's average annual total return would have been lower had these fees not been waived.

(5) Lehman High Yield Composite Index is an unmanaged index of fixed-rate, noninvestment-grade, coupon-bearing bonds with an outstanding par value of at least $100 million. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

(6) Morningstar High Yield Bond Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

(7) Lipper High Current Yield Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

                             NVEST HIGH INCOME FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------


[PHOTO]
Gary L. Goodenough
Loomis Sayles &
Company, L.P.

Q.   How did High Income Fund perform in 1999?

Despite a volatile market environment, High Income Fund was able to outperform its market index and increase the monthly dividend rate. For the year ended December 31, 1999, the return on class A shares was 4.00% based on net asset value, compared with 2.39% for Lehman High Yield Composite Index. The Fund's return assumes dividends totaling $0.91 were reinvested during the year.

Q.   What was the investment environment like in 1999?

The fixed-income markets endured their toughest year since 1994. Continuing inflation fears prompted the Federal Reserve Board to increase short-term interest rates by 0.25% on three separate occasions, causing prices of most types of bonds to fall. Meanwhile, a record flow of new corporate issues came to market, creating an abundance of supply at a time when there was relatively little demand, and putting further downward pressure on bond prices.

Q. How did you manage the Fund in this difficult environment?

In fact, the strength of the underlying economy has been a positive for your Fund because a climate of healthy corporate profits makes it easier for borrowers to repay debt. Moreover, Loomis Sayles' bond selection process involves careful research into individual issues, regardless of market conditions. Our research team follows a strict, bottom-up process, searching carefully for issues we believe combine high current yields with the potential for ratings upgrades.

In the course of 1999, we found many suitable candidates in the broadcasting and telecommunication industries, which are benefiting from new technology and undergoing a period of rapid growth. At nearly 30% of Fund assets, these sectors comprised a significant portion of the portfolio as of the end of December. We believe the intense consolidation pressures at work in these sectors may provide many opportunities for credit upgrades. Two examples currently in your Fund's portfolio are NTL, Inc. and Nextel Partners, Inc. NTL is a British company active in cable TV, the Internet and telephone services. Nextel is a leading international wireless communication services company headquartered in Virginia.

                             NVEST HIGH INCOME FUND
================================================================================


--------------------------------------------------------------------------------


We also identified some attractive opportunities in the packaging industry. Two examples are Stone Container and Packaging Corporation of America, which performed well in a difficult market environment, benefiting from manufacturing efficiencies and a cyclical recovery in product pricing.

Q.   What other strategies worked well for the Fund?

We maintained our significant exposure to "deferred-pay" securities, including zero coupon bonds and pay-in-kind securities. Together, they accounted for approximately 45% of Fund assets as of December 31, 1999. Offered at steep discounts, deferred-pay bonds do not pay current interest. Although they are strong performers in favorable markets, these issues tend to be less stable in poor markets. However, during 1999 deferred-pay securities outperformed current-pay instruments, primarily because of the heavy concentration of these issues in the rapidly consolidating telecom and cable sectors.

In addition, cash reserves accounted for about 10% of the Fund's assets at the end of December -- among its highest levels in the past 3 1/2 years. The number of new high-yield bond issues tends to dwindle toward the close of every year. Conse-quently, the proceeds of portfolio sales over the past several months generated reserves which are ready to be redeployed as we identify promising opportunities in the new year.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                             Portfolio Mix--12/31/99

                    Cash                          10.0%
                    Ba                             6.5%
                    B                             68.4%
                    Caa or lower                  11.5%
                    Other                          3.6%


Portfolio holdings and asset allocation will vary.
Source: Moody's Investors Service

                             NVEST HIGH INCOME FUND
================================================================================


--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                            Country Mix--12/31/99

                      United States               85.7%
                      Mexico                      10.5%
                      United Kingdom               3.8%


Q.   What about my Fund's foreign investments?

Foreign bonds accounted for 14% of the portfolio at the end of December, up slightly from mid year. Although they entail increased risks, foreign bonds often provide higher yields than domestic issues of the same credit risk and rating. We are able to limit risks resulting from currency fluctuations by investing only in dollar-denominated bonds. What's more, when we invest abroad, we apply the same stringent investment criteria as we do domestic issues. Two of our favorite holdings during the year were Grupo Televisa, the world's largest Spanish-language media company, and Alestra, a Mexican long-distance phone company that is 49% owned by AT&T.

Q.   What is your outlook for the high-yield market?

The underlying strength of the U.S. economy leads us to believe that the Federal Reserve Board may continue their upward pressure on interest rates early in the year. However, we don't expect the market environment in the coming year to be as unforgiving to fixed-income investments as it was in 1999. Moreover, we expect the global economic recovery to continue and corporate profits to remain strong. Overall, we believe the generous yields and attractive return potential of high-yield bonds make them a desirable component of well-diversified investment portfolios.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in the manager's opinion may result in strategic and other portfolio changes.

High Income Fund invests in high-yielding securities as well as foreign and emerging market securities which involve special risks. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. While high-yield bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. As of December 31, 1999, the Fund also owned zero coupon bonds and pay-in-kind securities, which are issued at a significant discount and pay interest at maturity. The prices of these bonds may be more sensitive to changes in interest rates. Also, since the Fund is required to distribute income on a current basis, the Fund might have to sell other investments to raise cash needed to make distributions.

                             PORTFOLIO COMPOSITION
===============================================================================


--------------------------------------------------------------------------------

Investments as of December 31, 1999


Bonds and Notes -- 78.2% of Total Net Assets


                                                                                       Ratings (c) (unaudited)
                                                                                       -----------------------
   Principal                                                                                         Standard
    Amount           Description                                                          Moody's    & Poor's          Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                     Auto Parts--5.2%
$  7,300,000         Advance Holding Corp., 0/12.875%, 4/15/2009 (d) .....................   Caa2       B-        $   3,869,000
   4,000,000         CSK Auto, Inc., 11.000%, 11/01/2006 .................................    B2        B             4,080,000
                                                                                                                    -----------
                                                                                                                      7,949,000
                                                                                                                    -----------
                     Broadcasting--9.5%
   7,000,000         Century Communications Corp., 144A, Zero Coupon, 1/15/2008 ..........    B1        BB-           3,106,250
   9,000,000         Charter Communications Holdings, 0/9.920% 4/01/2011 (d) .............    B2        B+            5,321,250
   9,390,000         Fox Family Worldwide, Inc., 0/10.25%, 11/01/2007 (d) ................    B1        B             6,173,925
                                                                                                                    -----------
                                                                                                                     14,601,425
                                                                                                                    -----------
                     Electrical Equipment--1.8%
   2,750,000         Motors & Gears, Inc., 10.750%, 11/15/2006 ...........................    B3        B             2,743,125
                                                                                                                    -----------
                     Energy--1.8%
   2,700,000         Swift Energy Co., 10.250%, 8/01/2009 ................................    B2        B-            2,733,750
                                                                                                                    -----------
                     Entertainment--1.3%
   6,000,000         AMF Bowling Worldwide, Inc., 0/12.250%, 3/15/2006 (d) ...............   Caa2      CCC+           2,017,500
                                                                                                                    -----------
                     Equipment Leasing--2.9%
   2,700,000         United Rentals, Inc., 9.000%, 4/01/2009 .............................    B1        BB-           2,565,000
   2,000,000         United Rentals, Inc., 9.250%, 1/15/2009 .............................    B1        BB-           1,930,000
                                                                                                                    -----------
                                                                                                                      4,495,000
                                                                                                                    -----------
                     Foreign Issues--14.3%
   1,500,000         Alestra S.A., 144A, 12.125%, 5/15/2006 ..............................    B2        BB-           1,511,250
   5,000,000         Alestra S.A., 144A, 12.625%, 5/15/2009 ..............................    B2        BB-           5,050,000
   3,250,000         Altos Hornos de Mexico S.A., 11.875%, 4/30/2004 (e) (f) .............   Caa3       D             1,340,625
   5,000,000         Dolphin Telecom PLC, 0/14.000% 5/15/2009 (d) ........................   Caa1       B-            2,375,000
   3,400,000         Euramax International PLC, 11.250%, 10/01/2006 ......................    B3        B             3,502,000
   4,500,000         Grupo Televisa S.A., 0/13.250%, 5/15/2008 (d) .......................    Ba2       BB            4,106,250
   6,500,000         TFM S.A., 0/11.750%, 6/15/2009 (d) ..................................    B2        B+            4,176,250
                                                                                                                    -----------
                                                                                                                     22,061,375
                                                                                                                    -----------
                     Industrials--11.7%
   3,000,000         Allied Waste North America, Inc., 144A, 10.000%, 8/01/2009 ..........   Caa2       B+            2,700,000
   5,330,000         Continental Global Group, Inc., 11.000%, 4/01/2007 ..................    B2        B-            2,811,575
   3,000,000         Formica Corporation, 10.875%, 3/01/2009 .............................    B3        B-            2,775,000
  11,000,000         Huntsman ICI Chemicals, 144A, Zero Coupon, 12/31/2009 ...............    B3        B+            3,368,750
   6,315,000         Stone Container Corp., 12.250%, 4/01/2002 ...........................    B3        B-            6,354,469
                                                                                                                    -----------
                                                                                                                     18,009,794
                                                                                                                    -----------
                     Publishing--1.5%
   4,000,000         Liberty Group Publishing, Inc., 0/11.625%, 2/01/2009 (d) ............    --       CCC+           2,250,000
                                                                                                                    -----------


                 See accompanying notes to financial statements.
6

================================================================================


Investments as of December 31, 1999


Bonds and Notes -- continued


                                                                                       Ratings (c) (unaudited)
                                                                                       -----------------------
   Principal                                                                                         Standard
    Amount           Description                                                          Moody's    & Poor's          Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                     Restaurants--3.4%
$    809,342         Advantica Restaurant Group, Inc., 11.250%, 1/15/2008 ................    B2        B          $    602,960
   4,750,000         Dominos, Inc., 10.375%, 1/15/2009 ...................................    B3        B-            4,595,625
                                                                                                                    -----------
                                                                                                                      5,198,585
                                                                                                                    -----------

                     Retail--2.7%
   4,250,000         Mothers Work, Inc., 12.625%, 8/01/2005 ..............................    B3        B             4,228,750
                                                                                                                    -----------

                     Telecommunication--20.2%
   1,500,000         Intermedia Communications, Inc., 0/11.250%, 7/15/2007 (d) ...........    B2        B             1,102,500
   6,500,000         Intermedia Communications, Inc., 0/12.250%, 3/01/2009 (d) ...........    B3        CCC+          3,900,000
   8,000,000         Nextel Partners, Inc., 0/14.000%, 2/01/2009 (d) .....................    B3        CCC+          5,400,000
   6,960,000         Nextlink Communications, Inc., 0/12.250%, 6/01/2009 (d) .............    B2        B             4,315,200
   1,500,000         Nextlink Communications, Inc., 10.750%, 11/15/2008 ..................    B2        B             1,552,500
   3,000,000         NTL, Inc., 0/9.750%, 4/01/2008 (d) ..................................    B3        B-            2,085,000
   3,500,000         NTL, Inc., 11.500%, 10/01/2008 ......................................    B3        B-            3,815,000
   1,715,000         RCN Corp., 0/11.250%, 10/15/2007 (d) ................................    B3        B-            1,213,363
   7,890,000         RCN Corp., 0/9.800%, 2/15/2008 (d) ..................................    B3        B-            5,207,400
   2,400,000         Williams Communications Corp., 10.700%, 10/01/2007 ..................    B2        BB-           2,529,000
                                                                                                                    -----------
                                                                                                                     31,119,963
                                                                                                                    -----------

                     Utilities--1.9%
   2,976,066         Panda Funding Corp., 11.625%, 8/20/2012 .............................    Ba3       BB-           2,990,946
                                                                                                                    -----------
                     Total Bonds and Notes (Identified Cost $131,650,915) ................                          120,399,213
                                                                                                                    -----------
Common Stock--0.0%

      Shares
-------------------------------------------------------------------------------------------------------------------------------
       1,750         Ameriking, Inc. (f) .................................................                               17,500
       1,237         Mothers Work, Inc. (f) ..............................................                               14,380
                                                                                                                    -----------
                     Total Common Stock (Identified Cost $81,073) ........................                               31,880
                                                                                                                    -----------

Preferred Stock--11.1%
-------------------------------------------------------------------------------------------------------------------------------
       3,355         Adelphia Business Solutions, Inc., 12.875%, 10/15/07 (pay-in-kind) ..                            3,354,608
     106,977         Ameriking, Inc. 13.000%, 12/01/08 (pay-in-kind) .....................                            1,952,322
     150,152         Anvil Holdings, Inc., 13.000%, 3/15/09 (pay-in-kind) ................                              750,762
      34,443         CSC Holdings, Inc., 11.125%, 4/01/01 (pay-in-kind) ..................                            3,771,511
      51,600         Liberty Group Publishing, Inc., 14.750%, 2/01/10 (pay-in-kind) ......                            1,032,002
      30,737         Nebco Evans Holding Co., 11.250%, 3/01/08 (pay-in-kind) .............                              345,791
      46,556         Packaging Corporation of America., 12.375%, 04/01/10 (pay-in-kind) ..                            5,121,175
      15,000         Superior National Capital Trust, 10.750%, 12/01/17 ..................                              678,750
                                                                                                                    -----------
                     Total Preferred Stock (Identified Cost $22,581,592) .................                           17,006,921
                                                                                                                    -----------


                 See accompanying notes to financial statements.
7

================================================================================

Investments as of December 31, 1999

Short Term Investment--9.8%


Principal
  Amount             Description                                                               Value (a)
---------------------------------------------------------------------------------------------------------
$ 15,127,000         Repurchase Agreement with State Street Bank & Trust Co. dated
                       12/31/1999 at 2.500% to be repurchased at $15,130,151 on
                       01/03/2000, collateralized by $14,965,000 U.S. Treasury B
                       at 6.750% due 08/15/2026 with a value of $15,384,955 ...........     $  15,127,000
                                                                                            -------------
                     Total Short Term Investments (Identified Cost $15,127,000) .......        15,127,000
                                                                                            -------------
                     Total Investments--99.1% (Identified Cost $169,440,580) (b) ......       152,565,014
                     Other assets less liabilities ....................................         1,379,613
                                                                                            -------------
                     Total Net Assets--100% ...........................................     $ 153,944,627
                                                                                            =============

     (a)             See Note 1a of Notes to the Financial Statements.

     (b)             Federal Tax Information: At December 31, 1999 the net
                     unrealized depreciation on investments based on cost for
                     federal income tax purposes of $169,441,138 was as follows:
                     Aggregate gross unrealized appreciation for all investments
                       in which there is an excess value over tax cost ................     $   2,259,586
                     Aggregate gross unrealized depreciation for all investments
                       in which there is an excess of tax cost over value .............       (19,135,710)
                                                                                            -------------
                     Net unrealized depreciation ......................................     $ (16,876,124)
                                                                                            =============
                     At December 31, 1999 the Fund had a net tax basis capital
                     loss carryover of $1,938,176 of which $1,019,386 expires
                     on December 31, 2004 and $918,790 expires on December 31,
                     2007. This may be available to offset future realized
                     capital gains, if any, to the extent provided by
                     regulations.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December
                     31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

     (e)             Issuer filed petition under Chapter 11 of Federal
                     Bankruptcy Code.

     (f)             Non-income producing security.

     144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,736,250 or 10.2% of net assets.


                 See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
 Investments at value (Identified cost $169,440,580) ................................................                 $152,565,014
 Cash ...............................................................................................                           32
 Investment held as collateral for loaned securities ................................................                   12,974,620
 Receivable for:
   Fund shares sold .................................................................................                      146,824
   Dividends and interest ...........................................................................                    2,259,252
                                                                                                                      ------------
                                                                                                                       167,945,742

LIABILITIES
 Payable for:
   Collateral on securities loaned, at value .......................................................    $12,974,620
   Securities purchased ............................................................................        197,812
   Fund shares redeemed ............................................................................        369,050
   Dividends declared ..............................................................................        285,390
 Accrued expenses:
   Management fees .................................................................................         91,995
   Deferred trustees' fees .........................................................................         10,113
   Accounting and administrative ...................................................................          7,789
   Other ...........................................................................................         64,346
                                                                                                        -----------
                                                                                                                        14,001,115
                                                                                                                      ------------

NET ASSETS ..........................................................................................                 $153,944,627
                                                                                                                      ============
 Net Assets consist of:
   Capital paid in ..................................................................................                  177,691,297
   Overdistributed net investment income ............................................................                     (344,417)
   Accumulated net realized gains (losses) ..........................................................                   (6,526,687)
   Unrealized appreciation (depreciation) on investments ............................................                  (16,875,566)
                                                                                                                      ------------

NET ASSETS ..........................................................................................                 $153,944,627
                                                                                                                      ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($74,588,969/8,988,448  shares of beneficial interest) ...........................................                      $  8.30
                                                                                                                           =======
Offering price per share (100/95.50 of $8.30) .......................................................                      $  8.69*
                                                                                                                           =======
Net asset value and offering price of Class B shares
   ($70,217,666/8,455,155  shares of beneficial interest) ...........................................                      $  8.30**
                                                                                                                           =======
Net asset value and offering price of Class C shares
   ($9,137,992/1,100,862 shares of beneficial interest) .............................................                      $  8.30**
                                                                                                                           =======

*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
  Dividends ...........................................................                           $   2,158,257
  Interest ............................................................                              15,640,977
  Securities lending income ...........................................                                  21,856
                                                                                                  -------------
                                                                                                     17,821,090

  Expenses
     Management fees ..................................................     $1,085,124
     Service and distribution fees - Class A ..........................        191,143
     Service and distribution fees - Class B ..........................        689,945
     Service and distribution fees - Class C ..........................         95,684
     Trustees' fees and expenses ......................................          9,378
     Accounting and administrative ....................................         50,720
     Custodian ........................................................         83,378
     Transfer agent ...................................................        215,159
     Audit and tax services ...........................................         38,140
     Legal ............................................................          6,360
     Printing .........................................................         29,629
     Registration .....................................................         54,560
     Insurance ........................................................          1,910
     Miscellaneous ....................................................         16,578
                                                                             ---------
  Total expenses ......................................................                               2,567,708
                                                                                                  -------------
  Net investment income ...............................................                              15,253,382


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Realized gain (loss) on investments - net ............................                              (5,350,213)
 Unrealized appreciation (depreciation) on investments - net ..........                              (4,841,831)
                                                                                                  -------------
 Net gain (loss) on investment transactions ...........................                             (10,192,044)
                                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................                              $5,061,338
                                                                                                  =============


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                                    Year Ended December 31,
                                                                                             ---------------------------------------
                                                                                                 1998                      1999
                                                                                             -------------            --------------

FROM OPERATIONS
  Net investment income ..........................................................           $  12,173,210            $  15,253,382
  Net realized gain (loss) on investments ........................................                 335,405               (5,350,213)
  Net unrealized appreciation (depreciation) on investments ......................             (15,898,625)              (4,841,831)
                                                                                             -------------            --------------
  Increase (decrease) in net assets from operations ..............................              (3,390,010)               5,061,338
                                                                                             -------------            --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ......................................................................              (7,027,707)              (7,920,629)
    Class B ......................................................................              (4,862,222)              (6,647,632)
    Class C ......................................................................                (325,721)                (921,961)
  In excess of net investment income
     Class A .....................................................................                       0                  (68,380)
     Class B .....................................................................                       0                  (57,390)
     Class C .....................................................................                       0                   (7,960)
                                                                                             -------------            --------------
                                                                                                12,215,650)             (15,623,952)
                                                                                             -------------            --------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........................................              51,542,773               23,429,833
                                                                                             -------------            --------------
Total increase (decrease) in net assets ..........................................              35,937,113               12,867,219

NET ASSETS
  Beginning of the year ..........................................................             105,140,295              141,077,408
                                                                                             -------------            --------------
  End of the year ................................................................           $ 141,077,408            $ 153,944,627
                                                                                             =============            ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ...............................................................           $      93,225            $    (344,417)
                                                                                             =============            ==============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                            Class A
                                                             -----------------------------------------------------------------------


                                                                                    Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                                                1995           1996           1997           1998           1999
                                                             -----------------------------------------------------------------------
Net Asset Value, Beginning of the Year                       $     8.89     $     8.98     $     9.42     $     9.94     $     8.86
                                                             ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income                                              0.88           0.84           0.87           0.92           0.89
Net Realized and Unrealized Gain (Loss) on
  Investments                                                      0.13           0.44           0.52          (1.08)         (0.54)
                                                             ----------     ----------     ----------     ----------     ----------
Total From Investment Operations                                   1.01           1.28           1.39          (0.16)          0.35
                                                             ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income                              (0.88)         (0.83)         (0.87)         (0.92)         (0.90)
Distributions in Excess of Net Investment Income                  (0.04)         (0.01)          0.00           0.00          (0.01)
                                                             ----------     ----------     ----------     ----------     ----------
Total Distributions                                               (0.92)         (0.84)         (0.87)         (0.92)         (0.91)
                                                             ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year                             $     8.98     $     9.42     $     9.94     $     8.86     $     8.30
                                                             ==========     ==========     ==========     ==========     ==========
Total Return (%) (a)                                               11.8           14.9           15.4           (1.8)           4.0
Ratio of Operating Expenses to Average Net
  Assets (%) (b)                                                   1.60           1.53           1.36           1.32           1.28
Ratio of Net Investment Income to Average Net
  Assets (%)                                                       9.71           9.32           9.03           9.81          10.22
Portfolio Turnover Rate                                              30            134             99             75             89
Net Assets, End of the Year (000)                            $   39,148     $   42,992     $   62,739     $   73,023     $   74,589

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P.
Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect in 1995 and 1996 would have been
     (%)...                                                     1.72         1.69              --              --             --


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                            Class B
                                                            --------------------------------------------------------------------


                                                                                    Year Ended December 31,
                                                            --------------------------------------------------------------------
                                                               1995         1996           1997            1998             1999
                                                            --------------------------------------------------------------------
Net Asset Value, Beginning of the Year .................    $  8.88       $  8.98        $  9.42        $  9.93         $  8.85
                                                            -------       -------        -------        -------         -------
Income From Investment Operations
Net Investment Income ..................................       0.83          0.79           0.80           0.85            0.82
Net Realized and Unrealized Gain (Loss) on
  Investments ..........................................       0.13          0.42           0.51          (1.08)          (0.53)
                                                            -------       -------        -------        -------         -------
Total From Investment Operations .......................       0.96          1.21           1.31          (0.23)           0.29
                                                            -------       -------        -------        -------         -------
Less Distributions
Dividends From Net Investment Income ...................      (0.81)        (0.76)         (0.80)         (0.85)          (0.83)
Distributions in Excess of Net Investment Income .......      (0.05)        (0.01)          0.00           0.00           (0.01)
                                                            -------       -------        -------        -------         -------
Total Distributions ....................................      (0.86)        (0.77)         (0.80)         (0.85)          (0.84)
                                                            -------       -------        -------        -------         -------
Net Asset Value, End of the Year .......................    $  8.98       $  9.42           9.93          $8.85         $  8.30
                                                            =======       =======        =======        =======         =======
Total Return (%) (a) ...................................       11.2          14.1           14.4           (2.5)            3.3
Ratio of Operating Expenses to Average Net
  Assets (%) (b) .......................................       2.25          2.19           2.11           2.07            2.03
Ratio of Net Investment Income to Average Net
  Assets (%) ...........................................       8.96          8.33           8.28           9.06            9.47
Portfolio Turnover Rate ................................         30           134             99             75              89
Net Assets, End of the Year (000) ......................    $10,625       $17,767        $42,401        $60,322         $70,218

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles &
Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect in 1995 and 1996 would have been
     (%)...                                                    2.37          2.35             --             --              --



                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                            Class C
                                                                                 -----------------------------
                                                                                  March 2(a)         Year
                                                                                   through           Ended
                                                                                 December 31,     December 31,
                                                                                     1998             1999
                                                                                 ------------     ------------
Net Asset Value, Beginning of the Period .......................................    $ 9.96           $ 8.85
                                                                                    ------           ------
Income From Investment Operations
Net Investment Income ..........................................................      0.69             0.82
Net Realized and Unrealized Gain (Loss) on Investments .........................     (1.08)           (0.53)
                                                                                    ------           ------
Total From Investment Operations ...............................................     (0.39)            0.29
                                                                                    ------           ------
Less Distributions
Dividends From Net Investment Income ...........................................     (0.72)           (0.83)
Distributions in Excess of Net Investment Income ...............................      0.00            (0.01)
                                                                                    ------           ------
Total Distributions ............................................................     (0.72)           (0.84)
                                                                                    ------           ------
Net Asset Value, End of the Period .............................................    $ 8.85           $ 8.30
                                                                                    ======           ======
Total Return (%) (b) ...........................................................      (4.1)             3.3
Ratio of Operating Expenses to Average Net Assets (%) ..........................      2.07(c)          2.03
Ratio of Net Investment Income to Average Net Assets (%) .......................      9.06(c)          9.47
Portfolio Turnover Rate ........................................................        75               89
Net Assets, End of the Period (000) ............................................    $7,732           $9,138

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.


(a)  Commencement of operations.

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c)  Computed on an annualized basis.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999.

1. Significant Accounting Policies. The Fund is a series of Nvest Funds Trust II (formerly known as New England Funds Trust II), a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================
For the Year Ended December 31, 1999.


c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to capital loss carryforwards and post October losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $132,495,367 and $125,821,459, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.65% of such assets in excess of $200 million, reduced by the payment to the Fund's investment subadviser Loomis, Sayles & Company L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million of the Fund's average daily net assets. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as Nvest Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by Nvest Management and Loomis Sayles under the management agreements in effect during the year ended December 31, 1999 are as follows:

                   Fees Earned
                   -----------
                   Nvest  Management          $  542,562
                   Loomis Sayles                 542,562

The effective management fee for the year ended December 31, 1999 was 0.70%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel

================================================================================
For the Year Ended December 31, 1999.


performing bookkeeping, accounting, and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $50,720 and are shown separately in the financial statements as accounting and administrative.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $191,143 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $172,486 and $23,921 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $517,459 and $71,763 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $713,307.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $160,652 as compensation for its services in that capacity.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other

================================================================================
For the Year Ended December 31, 1999.


Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Concentration of Credit; Lower Rated Securities. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

5. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:


                                                                                          Year Ended December 31,
                                                                  ------------------------------------------------------------------
                                                                               1998                               1999
                                                                  -------------------------------    -------------------------------
Class A                                                              Shares           Amount            Shares            Amount
-------                                                           -------------     -------------    -------------     -------------
Shares sold .................................................        4,316,954      $ 41,369,578        2,776,755      $ 24,331,756
Shares issued in connection with the reinvestment of:
    Distributions from net investment income ................          489,352         4,590,373          596,642         5,169,476
                                                                  ------------      ------------     ------------      ------------

                                                                     4,806,306      $ 45,959,951        3,373,397      $ 29,501,232
Shares repurchased ..........................................       (2,875,199)      (27,066,913)      (2,630,575)      (22,779,736)
                                                                  ------------      ------------     ------------      ------------
Net increase (decrease) .....................................        1,931,107      $ 18,893,038          742,822      $  6,721,496
                                                                  ------------      ------------     ------------      ------------

                                                                                          Year Ended December 31,
                                                                  ------------------------------------------------------------------
                                                                                  1998                             1999
                                                                  -------------------------------    -------------------------------
Class B                                                              Shares           Amount            Shares            Amount
-------                                                           -------------     -------------    -------------     -------------
Shares sold .................................................        3,594,978      $ 34,287,485        3,309,644      $ 29,017,220
Shares issued in connection with the reinvestment of:
    Distributions from net investment income ................          220,663         2,062,737          307,591         2,663,895
                                                                  ------------      ------------     ------------      ------------
                                                                     3,815,641      $ 36,350,222        3,617,235      $ 31,681,115
Shares repurchased ..........................................       (1,271,423)      (11,923,785)      (1,975,114)      (17,078,385)
                                                                  ------------      ------------     ------------      ------------
Net increase (decrease) .....................................        2,544,218      $ 24,426,437        1,642,121      $ 14,602,730
                                                                  ------------      ------------     ------------      ------------

================================================================================
For the Year Ended December 31, 1999.


                                                                  For the Period March 2, 1998(a)             Year Ended
                                                                     through December 31, 1998             December 31, 1999
                                                                  -------------------------------    -------------------------------
Class C                                                               Shares           Amount            Shares            Amount
-------                                                           -------------     -------------    -------------     -------------
    Shares sold .............................................          950,221      $  8,920,617          490,356      $  4,353,871
    Shares issued in connection with the reinvestment of:
        Distributions from net investment income ............           20,306           184,670           62,774           533,304
                                                                  ------------      ------------     ------------      ------------
                                                                       970,527      $  9,105,287          553,130      $  4,887,175
    Shares repurchased ......................................          (97,105)         (881,989)        (325,690)       (2,781,568)
                                                                  ------------      ------------     ------------      ------------
    Net increase (decrease) .................................          873,422      $  8,223,298          227,440      $  2,105,607
                                                                  ------------      ------------     ------------      ------------

Increase derived from capital shares transactions ...........        5,348,747      $ 51,542,773        2,612,383      $ 23,429,833
                                                                  ============      ============     ============      ============

(a) Commencement of operations.

6. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund had on loan securities having a market value of $12,663,040 collateralized by cash in the amount of $12,974,620 which was invested in a short-term instrument.

8. Concentration of Risk. The Fund had the following geographic concentration in excess of 10% of its total net assets at December 31, 1999: Mexico 10.5% and United States 85.7%. The Fund pursues its objectives by investing in domestic and foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Trustees of Nvest Funds Trust II and the Shareholders of the Nvest High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest High Income Fund (formerly the New England High Income Fund) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                   NVEST FUND
================================================================================


    LARGE-CAP EQUITY FUNDS                    GLOBAL/INTERNATIONAL EQUITY
    Capital Growth Fund                           Star Worldwide Fund
    Kobrick Growth Fund                        International Equity Fund
        Growth Fund
   Growth and Income Fund                        CORPORATE INCOME FUNDS
       Balanced Fund                        Short Term Corporate Income Fund
         Value Fund                                 Bond Income Fund
                                                    High Income Fund
    ALL-CAP EQUITY FUNDS                          Strategic Income Fund
     Star Advisers Fund
    Kobrick Capital Fund                        GOVERNMENT INCOME FUNDS
       Bullseye Fund                       Limited Term U.S. Government Fund
     Equity Income Fund                        Government Securities Fund

   SMALL-CAP EQUITY FUNDS                         MONEY MARKET FUNDS*
    Star Small Cap Fund                          Cash Management Trust
Kobrick Emerging Growth Fund                   Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                               or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds, Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

  399 Boylston Street

Boston, Massachusetts

      02116
---------------------



HP56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                                Nvest Short Term
                                                           Corporate Income Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                     NVEST SHORT TERM CORPORATE INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 October 1991 (Inception) through December 1999


                                                    Lehman Mutual
                Net Asset       Maximum Sales     Fund Short (1-5)
                 Value(1)         Charge(2)      Grade Debt Index(5)
                 --------         ---------      -------------------
1999             $14,407           $13,978             $17,015
1998              14,143            13,719              16,602
1997              13,594            13,186              15,436
1996              12,802            12,418              14,389
1995              12,096            11,734              13,689
1994              11,139            10,804              11,962
1993              11,047            10,716              12,000
1992              10,613            10,294              11,058
1991              10,113             9,809              10,279
10/18/91          10,000             9,700              10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                     NVEST SHORT TERM CORPORATE INCOME FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 10/18/91)         1 Year        5 Years       Since Inception
Net Asset Value(1,4)                  1.87%          5.28%            4.55%
With Maximum Sales Charge(2,4)       -1.24           4.65             4.17
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)          1 Year        5 Years       Since Inception
Net Asset Value(1,4)                  1.12%          4.50%            3.56%
With CDSC(3,4)                       -3.69           4.18             3.56
--------------------------------------------------------------------------------
Class C (Inception 12/7/98)          1 Year     Since Inception
Net Asset Value(1,4)                  1.20%          1.38%
With CDSC(3,4)                        0.24           1.38

-------------------------------------------------------------------------------------------------------------
                                                                         Since         Since          Since
                                                                         Fund's        Fund's         Fund's
                                                                        Class A       Class B        Class C
Comparative Performance                      1 Year        5 Years     Inception     Inception      Inception
LB Mutual Fund Short (1-5)
  Inv. Grade Debt Index(5)                    2.49%          7.30%        6.72%         5.88%         2.49%
Morningstar Short Term Bond Average(6)        2.14           6.09         5.55          4.75          2.13
Lipper Short Term Investment Grade Avg.(7)    2.81           5.95         5.59          4.88          2.81
-------------------------------------------------------------------------------------------------------------


Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3.00% at the time of purchase of Class A shares. Actual historical performance would have been higher; the Fund's sales charge was increased from 1.00% to 3.00% on December 1, 1998 when its objective and strategy changed. The Fund was formerly Adjustable Rate U.S. Government Fund.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) This Fund waived certain fees and expenses during the period indicated and the Fund's average annual total return would have been lower had these fees not been waived.

(5) Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index including all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 12/31/98.

(6) Morningstar Short Term Bond Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 12/31/98.

(7) Lipper Short Term Investment Grade Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 12/31/98.

                     NVEST SHORT TERM CORPORATE INCOME FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]
Scott Nicholson
Richard Raczkowski
Back Bay Advisors, L.P.


Q.   How did the Fund perform during the year ending December 31, 1999?

Short Term Corporate Income Fund generated a total return of 1.87% (based on the net asset value of Class A shares) for the 12 months ending December 31, 1999. The Fund's return included $0.42 per share in dividend distributions reinvested during the period. By comparison, your Fund's benchmark, the Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index, had an average return of 2.49% for the same period.

Q. What was the investment environment like for the bond market during the period?

Very difficult. During the first quarter of 1999, the market rebounded from problems caused by the Asian financial crisis. However, continued strength in the U.S. economy and concerns that the Federal Reserve Board would raise short-term interest rates sent the market reeling, starting in May 1999. As we worked our way into the fall, the corporate bond market staggered because of two Fed rate hikes in June and August, as well as near-historic levels of newly issued corporate bonds. Corporate bonds suffered from the negative effects of higher interest rates, and corporate bond performance relative to Treasury securities was further dampened by this glut of new issuance. In addition, concerns related to potential Y2K computer glitches led to problems for non-Treasury sectors through the first half of the year. Many investors sought the most liquid investments -- Treasuries -- in anticipation of the beginning of the new year.

However, starting in late August, non-Treasury securities enjoyed a renaissance. Corporate bonds bounced back relative to Treasuries because new issuance in September was much smaller than anticipated. When the Fed hiked short-term interest rates one more time in November, investors were temporarily heartened that rates might have reached a plateau. However, those hopes were dashed in December, which turned out to be a terrible month for interest rates and the Treasury market. Corporate bonds continued to outperform Treasuries -- and did so for the year -- but also lost value due to rising interest rates.

                     NVEST SHORT TERM CORPORATE INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Q.   What strategies did you use during the second half of 1999?

With the new millennium on the horizon, Y2K concerns remained a strong influence on the market and our strategy. Due to concerns related to liquidity, or the ease of trading securities, we upgraded the quality of the portfolio in favor of more liquid securities. That included a moderate increase in the Fund's holdings of Treasuries. Corporate bonds remained the Fund's largest sector allocation, but the percentage of investments dedicated to corporate bonds decreased slightly. To improve quality and liquidity we dramatically reduced the Fund's stake in Yankee bonds -- dollar-denominated bonds issued in the U.S. by foreign banks and corporations. In addition, we traded smaller issues that we felt were more difficult to sell for larger issues that we believed would offer enhanced liquidity over the transition to the year 2000.

We did not highlight any particular industries within the Fund's corporate holdings, although we moved a portion of assets into asset-backed securities -- bonds backed by payments from credit cards or other debt financing such as vehicle loans.

Overall, we invested in industries that would be less adversely affected by rising interest rates because we were concerned that rates may go higher. For the most part, that meant we were less than enthusiastic about finance and bank securities, because the margins the companies earn on their loans have contracted in the rising interest rate environment. In addition, we shortened the Fund's duration -- a measure of its sensitivity to changes in interest rates. By doing so, we hoped to further insulate the Fund from the negative effects of rising interest rates. The percentage of the Fund dedicated to agency and mortgage-backed securities stayed about the same over the latter half of the year.

                     NVEST SHORT TERM CORPORATE INCOME FUND
================================================================================


--------------------------------------------------------------------------------

                                                       Portfolio Mix -- 12/31/99

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Corporate & Other Bonds and Notes      82.7%
                   Federal Agencies                       10.3%
                   U.S. Government                         5.7%
                   Short Term and Other                    1.3%

Portfolio holdings and asset allocation will vary.


Q.   What is your outlook?

We are cautious. Corporate bonds remain attractively valued and seem poised to continue their recovery relative to Treasuries through the first quarter of 2000. At the same time, we are concerned about continued Fed rate hikes. The economy is steaming along, but inflation remains subdued. The corporate bond market would be hurt significantly if the Fed implements an extended series of rate hikes throughout 2000. Corporations took on a substantial amount of debt in 1998 and 1999. As long as the economy remains strong, without a sizable rise in rates, corporate bonds should do well. But if rates rise and the economy slows, some very real credit concerns could arise. That's another reason why we enhanced the credit quality of the portfolio.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. The Fund invests in mortgage- or asset-backed securities, which are subject to pre-payment risk. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. While lower rated, higher yielding bonds may offer higher current income than Treasuries, they also are associated with greater than average risk. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Bond funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. These risks may increase share price volatility. See the Fund's prospectus for details.

Note to shareholders: Effective May 1999, Richard Raczkowski joined Scott Nicholson as a portfolio manager on the Fund.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- 98.7% of Total Net Assets

                                                                                 Ratings (c) (unaudited)
                                                                                -------------------------
  Principal                                                                                       Standard
   Amount      Description                                                      Moody's           & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------
               Asset Backed--6.6%
$ 2,150,000    EQCC Home Equity Loan Trust, 6.847%, 1/15/2028 ..................   --                AAA     $ 2,078,771
  1,000,000    Green Tree Financial Corp., 6.670%, 7/15/2030 ...................   --                AAA         994,680
  2,000,000    WFS Financial Owner Trust, 6.320%, 10/20/2003 ...................   Aaa               AAA       1,974,501
                                                                                                             -----------
                                                                                                               5,047,952
                                                                                                             -----------
               Banks--6.4%
  1,500,000    BankAmerica Corp., 6.625%, 6/15/2004 ............................   Aa2               A+        1,466,490
  1,500,000    First Union Corp., 6.950%, 11/01/2004 ...........................   A2                A         1,475,789
  2,000,000    Wells Fargo & Co., 6.625%, 7/15/2004 ............................   Aa3               A+        1,956,918
                                                                                                             -----------
                                                                                                               4,899,197
                                                                                                             -----------

               Computer Software & Services--3.2%
  1,500,000    Ceridian Corp., 7.250%, 6/01/2004 ...............................   Baa3              BBB       1,451,228
  1,000,000    Sun Microsystems, Inc., 7.000%, 8/15/2002 .......................   Baa1              BBB+        995,909
                                                                                                             -----------
                                                                                                               2,447,137
                                                                                                             -----------

               Consumer Goods & Services--2.6%
  2,000,000    Black & Decker Corp., 6.625%, 11/15/2000 ........................   Baa2              BBB       1,996,898
                                                                                                             -----------
               Electric Utilities--12.7%
  2,837,220    East Coast Power LLC, 144A, 6.737%, 3/31/2008 ...................   Baa3              BBB-      2,671,521
  2,500,000    Houston Lighting & Power Co., 8.150%, 5/01/2002 .................   A3                A-        2,546,358
  1,675,672    Kansas Gas & Electric Co., 6.760%, 9/29/2003 ....................   Baa1              BBB       1,643,110
  3,000,000    Texas Utilities Co., 5.940%, 10/15/2001 .........................   Baa3              BBB       2,950,740
                                                                                                             -----------
                                                                                                               9,811,729
                                                                                                             -----------

               Federal Agencies--10.3%
    429,601    Federal Home Loan Mortgage Corp., 6.560%, 12/1/2022 (d) .........   Aaa               AAA         430,542
  1,377,514    Federal Home Loan Mortgage Corp. Series 1603, Class NA,
               7.200%, 10/15/2023 (d) (e) ......................................   Aaa               AAA       1,377,514
    219,344    Federal Home Loan Mortgage Corp., 7.210%, 12/1/2025 (d) .........   Aaa               AAA         223,321
    564,253    Federal Home Loan Mortgage Corp., 7.220%, 3/1/2025 (d) ..........   Aaa               AAA         569,630
    320,289    Federal National Mortgage Association, 5.620%, 9/1/2023 (d) .....   Aaa               AAA         309,329
    232,459    Federal National Mortgage Association, 6.290%, 6/1/2019 (d) .....   Aaa               AAA         229,372
    716,543    Federal National Mortgage Association, 6.440%, 1/1/2020 (d) .....   Aaa               AAA         708,037
    224,747    Federal National Mortgage Association, 6.620%, 5/1/2020 (d) .....   Aaa               AAA         227,698
    159,991    Federal National Mortgage Association, 6.700%, 8/1/2017 (d) .....   Aaa               AAA         161,816
    302,644    Federal National Mortgage Association, 6.800%, 7/1/2023 (d) .....   Aaa               AAA         303,958
    430,378    Federal National Mortgage Association, 6.890%, 5/1/2025 (d) .....   Aaa               AAA         437,841
    927,954    Federal National Mortgage Association, 7.060%, 1/1/2024 (d) .....   Aaa               AAA         954,345
  2,000,000    Federal National Mortgage Association, 7.100%, 10/18/2004 (d) ...   Aaa               AAA       1,981,560
                                                                                                             -----------
                                                                                                               7,914,963
                                                                                                             -----------

               Finance--16.2%
  1,000,000    CIT Group, Inc., 5.570%, 12/08/2003 .............................   A1                A+          939,020
  1,000,000    Conseco, Inc., 7.600%, 6/21/2001 ................................   Baa3              BBB+         998,863
  2,000,000    Conseco, Inc., 7.875%, 12/15/2000 ...............................   Baa3              BBB+       1,999,761
  1,500,000    Finova Capital Corp., 7.250%, 11/08/2004 ........................   Baa1              A-         1,483,598


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                 Ratings (c) (unaudited)
                                                                                -------------------------
  Principal                                                                                       Standard
   Amount      Description                                                      Moody's           & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------
$ 2,700,000    Ford Motor Credit Co., 6.446%, 7/16/2002 ........................   A1                A+      $ 2,705,061
  1,850,000    General Motors Acceptance Corp., 6.875%, 7/15/2001 ..............   A2                A         1,847,964
  2,500,000    Lehman Brothers Holdings, Inc., 6.375%, 3/15/2001 ...............   A3                A         2,478,697
                                                                                                             -----------
                                                                                                              12,452,964
                                                                                                             -----------

               Food & Beverages--3.1%
  2,500,000    Aramark Services, Inc., 6.750%, 8/01/2004 .......................   Baa3              BBB-      2,382,152
                                                                                                             -----------
               Industrials--3.3%
  2,600,000    Lockheed Martin Corp., 6.850%, 5/15/2001 ........................   Baa3              BBB-      2,580,490
                                                                                                             -----------
               Machinery--2.6%
  2,000,000    John Deere Capital Corp., 7.000%, 10/15/2002 ....................   A2                A+        1,993,744
                                                                                                             -----------
               Pollution Control--3.2%
  2,500,000    WMX Technologies, Inc., 6.650%, 5/15/2005 .......................   Ba1               BBB       2,482,318
                                                                                                             -----------
               Retail - Department Store--4.4%
  2,000,000    Dayton Hudson Corp., 6.400%, 2/15/2003 ..........................   A3                A-        1,948,344
  1,400,000    Federated Department Stores, Inc., 8.500%, 6/15/2003 ............   Baa1              BBB+      1,444,692
                                                                                                             -----------
                                                                                                               3,393,036
                                                                                                             -----------
               Retail - Food & Drug--9.5%
  2,700,000    Dole Foods, Inc., 6.750%, 7/15/2000 .............................   Baa2              BBB-      2,695,242
  3,000,000    Nabisco, Inc., 6.125%, 2/01/2033 ................................   Baa2              BBB       2,869,527
  2,000,000    Rite Aid Corp., 144A, 5.500%, 12/15/2000 ........................   B1                BB        1,755,000
                                                                                                             -----------
                                                                                                               7,319,769
                                                                                                             -----------
               Telecommunication--6.4%
  3,000,000    Sprint Capital Corp., 5.875%, 5/01/2004 .........................   Baa1              BBB+      2,847,831
  2,000,000    Worldcom, Inc., 8.875%, 1/15/2006 ...............................   A3                A-        2,085,567
                                                                                                             -----------
                                                                                                               4,933,398
                                                                                                             -----------
               U.S. Government--5.7%
    500,000    United States Treasury Notes, 5.875%, 9/30/2002 .................   Aaa               AAA         494,920
  1,350,000    United States Treasury Notes, 6.250%, 10/31/2001 ................   Aaa               AAA       1,350,216
  2,500,000    United States Treasury Notes, 6.625%, 6/30/2001 .................   Aaa               AAA       2,514,050
                                                                                                             -----------
                                                                                                               4,359,186
                                                                                                             -----------
               Yankee--2.5%
  2,000,000    PDVSA Finance, Ltd., 144A, 8.750%, 2/15/2004 ....................   A3                --        1,951,537
                                                                                                             -----------
               Total Bonds and Notes (Identified Cost $77,727,892) .............                              75,966,470
                                                                                                             -----------
               Total Investments--98.7% (Identified Cost $ 77,727,892) (b) .....                              75,966,470
               Other assets less liabilities ...................................                                 998,455
                                                                                                             -----------
               Total Net Assets--100% ..........................................                             $76,964,925
                                                                                                             ===========


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

--------------------------------------------------------------------------------

   (a)  See Note 1a of Notes to Financial Statements.

   (b) Federal Tax Information: At December 31, 1999 the net unrealized depreciation on investments based on cost for federal income tax purposes of $77,730,369 was as follows:

        Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost .......................................    $     23,342

        Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax
          cost over value .....................................      (1,787,241)
                                                                   ------------

        Net unrealized depreciation ...........................    $ (1,763,899)
                                                                   ============

        At December 31, 1999 the Fund had a capital loss carryover of approximately $17,601,473 of which $5,625,994 expires on December 31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004, $455,288 expires on December 31, 2005, $1,444,376 expires on December 31, 2006 and $1,865,560 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

   (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

   (d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 1999.

   (e)  Collateralized mortgage obligation.

   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,378,058 or 8.3% of the net assets.


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
     Investments at value (Identified Cost $77,727,892) .................................                            $ 75,966,470
     Cash ...............................................................................                                 110,013
     Receivable for:
         Fund shares sold ...............................................................                                  50,253
         Dividends and interest .........................................................                               1,119,646
     Due from investment adviser ........................................................                                   7,588
                                                                                                                     ------------
                                                                                                                       77,253,970

LIABILITIES
     Payable for:
         Fund shares redeemed ...........................................................          $    128,711
         Dividends declared .............................................................                82,344
     Accrued expenses:
         Deferred trustees' fees ........................................................                14,418
         Accounting and administrative ..................................................                 6,960
         Other expenses .................................................................                56,612
                                                                                                   ------------
                                                                                                                          289,045
                                                                                                                     ------------
NET ASSETS ..............................................................................                            $ 76,964,925
                                                                                                                     ============
     Net assets consist of:
         Capital paid in ................................................................                            $ 96,755,349
         Overdistributed net investment income ..........................................                                 (84,533)
         Accumulated net realized gains (losses) ........................................                             (17,944,469)
         Unrealized appreciation (depreciation) on investments ..........................                              (1,761,422)
                                                                                                                     ------------

NET ASSETS ..............................................................................                            $ 76,964,925
                                                                                                                     ============
     Computation of net asset value and offering price:
     Net asset value and redemption price of Class A shares
     ($72,679,971/10,369,546 shares of beneficial interest) .............................                                 $  7.01
                                                                                                                          =======

     Offering price per share (100/97 of $7.01) .........................................                                 $  7.23*
                                                                                                                          =======
     Net asset value and offering price of Class B shares
     ($3,795,861/542,273 shares of beneficial interest) .................................                                 $  7.00**
                                                                                                                          =======

     Net asset value and offering price of Class C shares
     ($489,093/69,887 shares of beneficial interest) ....................................                                 $  7.00**
                                                                                                                          =======


*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Interest .......................................................                                $ 5,660,167
                                                                                                     -----------
     Expenses
         Management fees ............................................           $   472,893
         Service fees - Class A .....................................               204,810
         Service and distribution fees - Class B ....................                36,457
         Service and distribution fees - Class C ....................                 4,278
         Trustees' fees and expenses ................................                 8,894
         Accounting and administrative ..............................                34,629
         Custodian ..................................................                78,632
         Transfer agent .............................................               132,746
         Audit and tax services .....................................                30,680
         Legal ......................................................                 2,572
         Printing ...................................................                13,068
         Registration ...............................................                44,131
         Miscellaneous ..............................................                12,034
                                                                                -----------
     Total expenses .................................................             1,075,824
     Less expenses waived by the investment adviser and subadviser ..              (443,277)             632,547
                                                                                -----------          -----------
     Net investment income ..........................................                                  5,027,620

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Realized gain (loss) on investments -- net ......................                                 (1,915,031)
     Unrealized appreciation (depreciation) on investments -- net ....                                 (1,507,524)
                                                                                                     -----------
     Net gain (loss) on investment transactions .....................                                 (3,422,555)
                                                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............                                $ 1,605,065
                                                                                                     ===========

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                              Year Ended               Year Ended
                                                                                             December 31,              December 31,
                                                                                                 1998                     1999
                                                                                             -------------            -------------
FROM OPERATIONS
     Net investment income .......................................................           $  10,720,940            $   5,027,620
     Net realized gain (loss) on investments .....................................              (2,163,351)              (1,915,031)
     Unrealized appreciation (depreciation) on investments .......................              (1,383,310)              (1,507,524)
                                                                                             -------------            -------------
     Increase (decrease) in net assets from operations ...........................               7,174,279                1,605,065
                                                                                             -------------            -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
         Class A .................................................................              (9,320,304)              (4,845,836)
         Class B .................................................................                (145,098)                (188,779)
         Class C .................................................................                    (340)                 (22,276)
                                                                                             -------------            -------------
                                                                                                (9,465,742)              (5,056,891)
                                                                                             -------------            -------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........................................            (100,934,285)             (16,246,001)
                                                                                             -------------            -------------
Total increase (decrease) in net assets ..........................................            (103,225,748)             (19,697,827)
                                                                                             -------------            -------------
NET ASSETS
     Beginning of the year .......................................................             199,888,500               96,662,752
                                                                                             -------------            -------------
     End of the year .............................................................           $  96,662,752            $  76,964,925
                                                                                             =============            =============

UNDISTRIBUTED (0VERDISTRIBUTED) NET INVESTMENT INCOME
     End of the year .............................................................           $      15,910            $     (84,533)
                                                                                             =============            =============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                      Class A
                                                   --------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                   --------------------------------------------------------------------------------
                                                      1995              1996            1997               1998            1999
                                                   --------------------------------------------------------------------------------
Net Asset Value, Beginning of the Year .......     $      7.20      $      7.37      $      7.37        $      7.39     $      7.30
                                                   -----------      -----------      -----------        -----------     -----------
Income From Investment Operations
Net Investment Income (Loss) .................            0.47             0.43             0.47(c)            0.38            0.41
Net Realized and Unrealized Gain
(Loss) on Investments ........................            0.14            (0.01)           (0.02)             (0.09)          (0.28)
                                                   -----------      -----------      -----------        -----------     -----------
Total From Investment Operations .............            0.61             0.42             0.45               0.29            0.13
                                                   -----------      -----------      -----------        -----------     -----------
Less Distributions
Dividends From Net Investment Income .........           (0.44)           (0.42)           (0.43)             (0.38)          (0.42)
                                                   -----------      -----------      -----------        -----------     -----------
Total Distributions ..........................           (0.44)           (0.42)           (0.43)             (0.38)          (0.42)
                                                   -----------      -----------      -----------        -----------     -----------
Net Asset Value, End of the Year .............     $      7.37      $      7.37      $      7.39        $      7.30     $      7.01
                                                   ===========      ===========      ===========        ===========     ===========
Total Return (%)(a) ..........................             8.6              5.8              6.2                4.0             1.9
Ratio of Operating Expenses to
 Average Net Assets (%)(b) ...................            0.66             0.70             0.70               0.70            0.70
Ratio of Net Investment Income to
 Average Net Assets (%) ......................            6.29             6.39             6.27               5.93            5.88

Portfolio Turnover Rate (%) ..................              73               54               49                105             139
Net Assets, End of the Year (000) ............     $   331,112      $   222,809      $   196,928        $    92,669     $    72,680

(a)  A sales charge is not reflected in total return calculations.

(b)  The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements
     would have been (%)                                  0.94             0.89             0.98               1.05            1.22

(c) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the Financial Statements.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                       Class B
                                                       ----------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                         1995            1996            1997               1998            1999
                                                       ----------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ..........      $    7.20       $    7.37       $    7.36          $    7.38       $    7.29
                                                       ---------       ---------       ---------          ---------       ---------
Income From Investment Operations
Net Investment Income (Loss) ....................           0.41            0.37            0.41(c)            0.33            0.36
Net Realized and Unrealized Gain
(Loss) on Investments ...........................           0.14           (0.02)          (0.02)             (0.09)          (0.28)
                                                       ---------       ---------       ---------          ---------       ---------
Total From Investment Operations ................           0.55            0.35            0.39               0.24            0.08
                                                       ---------       ---------       ---------          ---------       ---------
Less Distributions
Dividends From Net Investment Income ............          (0.38)          (0.36)          (0.37)             (0.33)          (0.37)
                                                       ---------       ---------       ---------          ---------       ---------
Total Distributions .............................          (0.38)          (0.36)          (0.37)             (0.33)          (0.37)
                                                       ---------       ---------       ---------          ---------       ---------
Net Asset Value, End of the Year ................      $    7.37       $    7.36       $    7.38          $    7.29       $    7.00
                                                       ---------       ---------       ---------          ---------       ---------
Total Return (%)(a) .............................           7.8             4.9             5.4                3.4             1.1
Ratio of Operating Expenses to
 Average Net Assets (%)(b) ......................           1.41            1.45            1.45               1.45            1.45
Ratio of Net Investment Income to
 Average Net Assets (%) .........................           5.54            5.64            5.52               5.18            5.13
Portfolio Turnover Rate (%) .....................             73              54              49                105             139
Net Assets, End of the Year (000) ...............      $   2,368       $   2,821       $   2,961          $   3,761      $    3,796

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements
     would have been (%)                                    1.65            1.69            1.73               1.80            1.97

(c) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the Financial Statements. See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                        Class C
                                                            --------------------------------
                                                            December 7, 1998(a)
                                                                 through         Year Ended
                                                              December 31,       December 31,
                                                                 1998               1999
                                                            --------------------------------
Net Asset Value, Beginning of the Period ................   $  7.28                  $  7.29
                                                            -------                  -------
Income From Investment Operations

Net Investment Income ...................................      0.01                     0.36
Net Realized and Unrealized Gain (Loss) on
  Investments ...........................................      0.01(b)                 (0.28)
                                                            -------                  -------
Total From Investment Operations ........................      0.02                     0.08
                                                            -------                  -------
Less Distributions

Dividends From Net Investment Income ....................     (0.01)                   (0.37)
                                                            -------                  -------
Total Distributions .....................................     (0.01)                   (0.37)
                                                            -------                  -------
Net Asset Value, End of the Period ......................   $  7.29                  $  7.00
                                                            =======                  =======
Total Return (%) (c) ....................................      0.3                      1.2
Ratio of Operating Expenses to Average Net Assets (%) (d)      1.45(e)                  1.45
Ratio of Net Investment Income to Average Net Assets (%)       5.18(e)                  5.13
Portfolio turnover rate .................................       105                      139
Net Assets, End of the Period (000) .....................   $   233                  $   489

(a)  Commencement of operations.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements
     would have been (%)                                       1.80(e)               1.97

(e)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with preservation of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

================================================================================
For the Year Ended December 31, 1999


d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatment of mortgage-backed securities for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital account.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were as follows:

                 Purchases                                  Sales
     ----------------------------------       ---------------------------------
     U.S. Government         Other            U.S. Government         Other
     --------------      --------------       --------------      -------------
     $   14,882,266      $  100,517,112       $   20,993,188      $ 107,930,118


3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay") at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                 Fees Earned (a)
                 ---------------
                 Nvest Management           $  236,447
                 Back Bay                      236,446

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

The effective management fee for the year ended December 31, 1999 was 0.55%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expens-

================================================================================
For the Year Ended December 31, 1999


es for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $34,629 and are shown separately in the financial statements as accounting and administrative.

c. Service and Distribution Expense. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $204,810 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses as of December 31, 1999 is $1,929,283.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $9,114 and $1,070 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $27,343 and $3,208 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $76,110.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $94,155 as compensation for its services in that capacity.

================================================================================
For the Year Ended December 31, 1999


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund or other certain Nvest funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual rates of 0.70%, 1.45% and 1.45% of the average net assets of the Fund's Class A, B and C shares, respectively. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to this, from May 1, 1995 through May 31, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through April 30, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 1999, Back Bay reduced its management fee of $236,446 by $221,639 and Nvest Management reduced its management fee of $236,447 by $221,638.

5. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                    1998                            1999
                                                        ----------------------------    ----------------------------
Class A                                                 Shares          Amount          Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................      9,823,863    $ 72,248,743       1,454,036    $ 10,417,593
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        744,999       5,472,019         488,060       3,486,240
                                                        ------------    ------------    ------------    ------------
                                                          10,568,862      77,720,762       1,942,096      13,903,833
Shares repurchased ..................................    (24,534,160)   (179,732,109)     (4,266,090)    (30,605,047)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................    (13,965,298)   $(102,011,347)    (2,323,994)   $(16,701,214)
                                                        ------------    ------------    ------------    ------------

================================================================================
For the Year Ended December 31, 1999


                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                    1998                            1999
                                                        ----------------------------    ----------------------------
Class B                                                 Shares          Amount          Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................        261,970    $  1,920,476         235,614    $  1,675,047
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............         17,255         126,641          22,872         162,890
                                                        ------------    ------------    ------------    ------------
                                                             279,225       2,047,117         258,486       1,837,937
Shares repurchased ..................................       (164,137)     (1,203,273)       (232,265)     (1,655,906)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        115,088    $    843,844          26,221    $    182,031
                                                        ------------    ------------    ------------    ------------

                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                    1998                            1999
                                                        ----------------------------    ----------------------------
Class C                                                 Shares          Amount          Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
Shares sold .........................................         31,970    $    233,136         111,022    $    794,662
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............             11              82           2,997          21,311
                                                        ------------    ------------    ------------    ------------
                                                              31,981         233,218         114,019         815,973
Shares repurchased ..................................              0               0         (76,113)       (542,791)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................         31,981    $    233,218          37,906    $    273,182
                                                        ------------    ------------    ------------    ------------
Decrease derived from capital shares transactions ...    (13,818,229)   $(100,934,285)    (2,259,867)   $(16,246,001)
                                                        ------------    ------------    ------------    ------------

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. For the year ended December 31, 1999 the Fund did not enter into any securities lending transactions.

7. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A., under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust II and the Shareholders of the Nvest Short Term Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Short Term Corporate Income Fund (formerly the New England Short Term Corporate Income
Fund) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------


SI56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                              Nvest Limited Term
                                                            U.S. Government Fund

                                                                  Where
                                                                The Best
                                                              Minds Meet(R)


-----------------
December 31, 1999
-----------------

================================================================================

                                                                   February 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds


"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."

After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.


                                                              /s/ John T. Hailer

--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999

                                                       Lehman
                                                     Intermediate
               Net Asset         Maximum Sales     Government Bond
               Value(1)            Charge(2)           Index(4)
               ---------        --------------     ----------------
12/99            $18,326            $17,773            $19,895
12/98             18,261             17,713             19,798
12/97             17,155             16,640             18,248
12/96             15,995             15,515             16,941
12/95             15,622             15,153             16,255
12/94             13,823             13,409             14,205
12/93             14,146             13,722             14,458
12/92             13,293             12,894             13,366
12/91             12,582             12,204             12,500
12/90             11,054             10,722             10,956
12/89             10,000              9,700             10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 1/3/89)             1 Year        5 Years    10 Years
Net Asset Value(1)                      -0.67%        5.59%        6.25%
With Maximum Sales Charge(2)            -3.64         4.94         5.92
--------------------------------------------------------------------------------
Class B (Inception 9/27/93)             1 Year       5 Years    Since Inception
Net Asset Value(1)                      -1.41%        4.90%        3.28%
With CDSC(3)                            -6.09         4.58         3.28
--------------------------------------------------------------------------------
Class C (Inception 12/30/94)           1 Year        5 Years    Since Inception
Net Asset Value(1)                      -1.40%        4.72%        4.72%
With CDSC(3)                            -2.34         4.72         4.72
--------------------------------------------------------------------------------
Class Y (Inception 3/31/94)            1 Year       5 years     Since Inception
Net Asset Value(1)                      -0.32%        5.94%        5.10%
--------------------------------------------------------------------------------

                                                                                       Since         Since        Since
                                                                                       Fund's        Fund's       Fund's
                                                                                       Class B       Class C      Class Y
Comparative Performance                        1 Year       5 Years     10 Years       Incept.       Incept.      Incept.

Lehman Interm. Gov't. Bond Index(4)              0.49%        6.93%        7.10%        5.24%        6.93%        6.02%
Morningstar Short Gov't. Average(5)              1.59         5.78         6.29         4.44         5.83         5.00
Lipper Short Int. U.S. Gov't. Average(6)         0.64         6.00         6.47         4.36         6.00         5.07
---------------------------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3.00% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Short Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Lipper Short Intermediate U.S. Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

Scott Nicholson,
James Welch
Members of
management team,
Back Bay Advisors, L.P.

Q. How did Limited Term U.S. Government Fund perform during the year ending December 31, 1999?

The Fund was negatively affected by dramatic increases in interest rates in 1999. Limited Term U.S. Government Fund generated a return of -0.67% (based on the net asset value of Class A shares) for the 12 months ending December 31, 1999. The Fund's return included $0.65 per share in dividend distributions reinvested during this period. By comparison, your Fund's benchmark, the Lehman Intermediate Government Bond Index, had an average return of 0.49% for the same period.

Q.   What was the investment environment like in 1999?

Very difficult for bond investors. With the U.S. economy continuing to grow at a very robust pace, the Federal Reserve Board stepped in with a series of three interest-rate hikes, in an attempt to slow growth and head off inflation. As interest rates rise, bond prices fall, so all segments of the fixed-income market suffered price declines through much of the year. On top of that, non-Treasury sectors were hit hard in the summer. At that time, issuers came to market with new bonds in order to secure funding well in advance of the year 2000. Simultaneously, investors and money managers wanted to more heavily weight their portfolios in Treasury securities in advance of 2000, because Treasuries are more easily traded and carry the highest credit quality. Too much supply and not enough demand dampened the performance of non-Treasury securities.

More recently, we've seen a recovery in the non-Treasury sectors of the bond market. Supply diminished considerably and, because the markets tend to be anticipatory, the closer we got to the turn of the millennium, the more comfortable investors became with non-Treasury bonds.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND
================================================================================


--------------------------------------------------------------------------------

Q.   How was the Fund managed in this investment environment?

Earlier in the year, the Fund was positioned to take advantage of stable to lower interest rates because we felt that the global financial crisis would linger longer than it did. However, the Fed did an excellent job helping to restore stability to the markets. In addition, at that time the Fund carried a significant stake in corporate bonds. As it turned out, these moves were not helpful, given what transpired with rising interest rates and weakness in the corporate bond market.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                            Portfolio Mix -- 12/31/99

                     Government Agencies             51.7%
                     U. S. Government                23.5%
                     Short Term and Other             0.8%
                     Corporate                       18.9%
                     Yankee                           5.1%

               Portfolio holdings and asset allocation will vary.


In the second half of the year, we reduced the Fund's corporate bond investments. We did so after the Fund realized gains from those investments due to that sector's modest recovery. In turn, we redeployed assets into sectors that tend to perform better on a relative basis when interest rates are rising. That included purchases in higher-coupon, mortgage-backed securities. These are bonds that require the mortgage holders to pay an interest rate that is higher than the current rate they would pay if they shopped for a new mortgage. Our feeling is that rates will continue to rise, and the higher-coupon mortgages -- with lower interest-rate sensitivity than alternatives in the market -- should insulate the Fund from price declines while offering attractive yields.

We also reduced the Fund's investments in Treasury and U.S. government agency securities. Presently, the agency investments largely are made up of bonds -- not pools of mortgages -- issued by the Fannie Mae and Freddie Mac agencies. In addition, we initiated investments in an area where we had no exposure six

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND
================================================================================


--------------------------------------------------------------------------------

months ago, asset-backed securities. These are bonds backed by payments from credit cards or other financing, such as vehicle loans. We initiated this small position because the sector had declined in price, offered attractive yields, and appeared to be relatively immune to the negative effects of rising rates.

Q.   What is your outlook?

We expect the Fed to raise short-term interest rates one or two more times over the next six months. Such a scenario should not catch the market by surprise, because bond yields have been priced as if rate increases are inevitable. With inflation still very much under control and signs that U.S. economic growth is moderating, just one or two more rate hikes could lay the groundwork for an improved environment for bonds in mid to late 2000. That's because real yields -- stated yields adjusted for inflation -- remain attractive on an historical basis.

The Fed remains committed to making sure that inflation doesn't become a problem. The rationale for a limited series of additional rate hikes would be to ensure that the economy slows to a level that is not so strong that it sparks inflation. That's good news for bond investors because inflation reduces the value of bonds' fixed payments.

Looking more closely at the Fund, the non-Treasury sectors, despite their recent rebound, remain attractively priced. That's where we anticipate being able to find opportunities to realize total return in the upcoming months.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in mortgage- or asset-backed securities, which are subject to prepayment risk. Treasury bills and U.S. government bonds fluctuate in value but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

Note to shareholders: Effective September 20, 1999, the Fund is managed by a management team from Back Bay Advisors. The management team consists of two or more portfolio managers who jointly manage the Fund's portfolio. Prior to this date, the Fund was managed by Scott Millimet.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- 99.2% of Total Net Assets

                                                                                             Ratings (c) (unaudited)
                                                                                             -----------------------
          Principal                                                                                        Standard
           Amount       Description                                                             Moody's     & Poor's     Value (a)
-----------------------------------------------------------------------------------------------------------------------------------
                        Finance & Banking--16.2%
   $     5,000,000      General Motors Acceptance Corp., 9.000%, 10/15/2002 ................      A2           A    $   5,232,208
         8,000,000      Green Tree Financial Corp., 6.670%, 7/15/2030 ......................      --          AAA       7,957,440
         5,500,000      Household Home Equity Loan Trust, 6.950%, 10/20/2023 ...............      Aaa         --        5,478,517
         5,000,000      Marsh & Mclennan Companies, Inc., 6.625%, 6/15/2004 ................      A2          AA-       4,888,301
         6,000,000      Paine Webber Group, Inc., 6.375%, 5/15/2004 ........................     Baa1        BBB+       5,726,465
                                                                                                                    -------------
                                                                                                                       29,282,931
                                                                                                                    -------------

                        Government Agencies--51.7%
            58,273      Federal Home Loan Mortgage Corp., 7.500%, 6/1/2026 .................      Aaa         AAA          57,763
            24,594      Federal Home Loan Mortgage Corp., 10.000%, 7/1/2019 ................      Aaa         AAA          26,214
         3,583,668      Federal Home Loan Mortgage Corp., 11.500%,
                         with various maturities to 2020 (d) (e) ...........................      Aaa         AAA       3,904,533
        10,000,000      Federal National Mortgage Association, 6.250%, 11/15/2002 ..........      Aaa         AAA       9,907,800
         7,000,000      Federal National Mortgage Association, 6.500%, 8/15/2004 ...........      Aaa         AAA       6,912,500
         4,179,211      Federal National Mortgage Association, 7.000%, 12/1/2022 ...........      Aaa         AAA       4,079,495
         4,699,942      Federal National Mortgage Association, 7.500%, 6/1/2009 ............      Aaa         AAA       4,729,316
         4,995,549      Government National Mortgage Association, 6.500%, 3/15/2029 ........      Aaa         AAA       4,687,973
        40,125,854      Government National Mortgage Association, 7.000%,
                         with various maturities to 2029 (d) ...............................      Aaa         AAA      38,777,338
        18,778,149      Government National Mortgage Association, 8.000%,
                         with various maturities to 2029 (d) ...............................      Aaa         AAA      18,965,931
            64,401      Government National Mortgage Association, 12.500%,
                         with various maturities to 2015 (d) ...............................      Aaa         AAA          72,804
           735,992      Government National Mortgage Association, 16.000%,
                         with various maturities to 2013 (d) ...............................      Aaa         AAA         868,910
           290,528      Government National Mortgage Association, 17.000%,
                         with various maturities to 2012 (d) ...............................      Aaa         AAA         342,373
                                                                                                                    -------------
                                                                                                                       93,332,950
                                                                                                                    -------------
                        U.S. Government--23.5%
        10,000,000      United States Treasury Bonds, 11.625%, 11/15/2002 ..................      Aaa         AAA      11,345,300
         4,000,000      United States Treasury Bonds, 12.000%, 8/15/2013 ...................      Aaa         AAA       5,341,240
        10,255,500      United States Treasury Notes, 3.875%, 1/15/2009 ....................      Aaa         AAA       9,909,377
         4,500,000      United States Treasury Notes, 7.250%, 5/15/2004 ....................      Aaa         AAA       4,635,720
         8,500,000      United States Treasury Notes, 8.000%, 5/15/2001 ....................      Aaa         AAA       8,697,485
         7,000,000      United States Treasury Stripped Bond, Zero Coupon, 8/15/2015 .......      Aaa         AAA       2,415,703
                                                                                                                    -------------
                                                                                                                       42,344,825
                                                                                                                    -------------

                        Utilities--2.7%
         5,000,000      West Penn Funding LLC Transition Bond, 6.630%, 12/26/2005 ..........      Aaa         AAA       4,965,625
                                                                                                                    -------------


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued



                                                                                             Ratings (c) (unaudited)
                                                                                             -----------------------
          Principal                                                                                        Standard
           Amount       Description                                                             Moody's     & Poor's     Value (a)
-----------------------------------------------------------------------------------------------------------------------------------
                        Yankee--5.1%
   $     6,960,000      Inter-American Development Bank Bonds,12.250%, 12/15/2008 .............   Aaa         AAA   $   9,171,741
                                                                                                                    -------------
                        Total Bonds and Notes (Identified Cost $183,391,385)                                          179,098,072
                                                                                                                    -------------
Short Term Investment -- 0.1%
-----------------------------------------------------------------------------------------------------------------------------------

           190,000      Household Finance Corp. 4.000%, 1/03/2000 .............................                           189,958
                                                                                                                    -------------
                        Total Short Term Investment (Identified Cost $189,958) ................                           189,958
                                                                                                                    -------------
                        Total Investments--99.3% (Identified Cost $183,581,343)(b) ............                       179,288,030
                        Other assets less liabilities .........................................                         1,208,923
                                                                                                                    -------------
                        Total Net Assets--100% ................................................                     $ 180,496,953
                                                                                                                    =============
     (a)  See Note 1a of Notes to Financial Statements.

     (b) Federal Tax Information: At December 31, 1999 the net unrealized depreciation on investments based on cost for federal income tax purposes of $183,621,528 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess value over tax cost ............................................                           $ 4,590

          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value .........................................                        (4,338,088)
                                                                                                                    -------------
          Net unrealized depreciation .........................................................                     $  (4,333,498)
                                                                                                                    =============

          At December 31, 1999 the Fund had a capital loss carryover of approximately $45,664,662 of which $26,963,634 expires on December 31, 2002, $1,001,296 expires on December 31,2003, $4,342,078 expires on
          December 31, 2004, $2,731,339 expires on December 31, 2005 and $10,626,315 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) The Fund's investments in mortgage backed securities of the Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interest in separate pools of mortgages. All separate investment in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

     (e) A portion of this position ($449,082 par) has been segregated as collateral in connection with the Fund's derivative investments during the year ended December 31, 1999.


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
     Investments at value (Identified cost $183,581,343) .........................................                 $179,288,030
     Cash ........................................................................................                        3,291
     Receivable for:
         Investments held as collateral for loaned securities ....................................                   23,071,252
         Fund shares sold ........................................................................                      124,491
         Accrued interest ........................................................................                    1,745,024
         Paydown receivable ......................................................................                       66,487
                                                                                                                   ------------
                                                                                                                    204,298,575
LIABILITIES
     Payable for:
         Collateral on securities loaned, at value ...............................................  $ 23,071,252
         Fund shares redeemed ....................................................................       348,428
         Dividends declared ......................................................................       180,537
     Accrued expenses:
         Management fees .........................................................................       103,193
         Deferred trustees' fees .................................................................        18,074
         Accounting and administrative ...........................................................        10,252
         Other ...................................................................................        69,886
                                                                                                    ------------
                                                                                                                     23,801,622
                                                                                                                   ------------
NET ASSETS .......................................................................................                 $180,496,953
                                                                                                                   ============
     Net Assets consist of:
         Capital paid in .........................................................................                  231,470,560
         Undistributed net investment income .....................................................                      104,851
         Accumulated net realized gains (losses) .................................................                  (46,785,145)
         Unrealized appreciation (depreciation) on investments ...................................                   (4,293,313)
                                                                                                                   ------------
NET ASSETS .......................................................................................                 $180,496,953
                                                                                                                   ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
     ($149,756,348/13,653,432 shares of beneficial interest) .....................................                      $ 10.97
                                                                                                                        =======
Offering price per share (100/97 of $10.97) ......................................................                      $ 11.31*
                                                                                                                        =======
Net asset value and offering price of Class B shares
     ($14,600,943/1,333,085 shares of beneficial interest) .......................................                      $ 10.95**
                                                                                                                        =======
Net asset value and offering price of Class C shares
     ($9,054,063/826,119 shares of beneficial interest) ..........................................                      $ 10.96**
                                                                                                                        =======
Net asset value, offering and redemption price of Class Y shares
     ($7,085,599/644,201 shares of beneficial interest) ..........................................                      $ 11.00
                                                                                                                        =======

*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
     Interest ..............................................................................                          $ 15,057,093
     Securities lending income .............................................................                                37,792
                                                                                                                      ------------
                                                                                                                        15,094,885

     Expenses
         Management fees ...................................................................  $  1,351,488
         Service and distribution fees - Class A ...........................................       605,537
         Service and distribution fees - Class B ...........................................       164,763
         Service and distribution fees - Class C ...........................................       112,910
         Trustees' fees and expenses .......................................................        13,871
         Accounting and administrative .....................................................        64,717
         Custodian .........................................................................       119,012
         Transfer agent ....................................................................       350,531
         Audit and tax services ............................................................        33,120
         Legal .............................................................................         7,867
         Printing ..........................................................................        32,321
         Registration ......................................................................        52,816
         Miscellaneous .....................................................................        15,994
                                                                                              ------------
     Total expenses ........................................................................                             2,924,947
                                                                                                                      ------------
     Net investment income .................................................................                            12,169,938
                                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
     WRITTEN OPTIONS AND FUTURES CONTRACTS

     Realized gain (loss) on:
         Investments - net .................................................................   (10,284,081)
         Written options - net .............................................................     1,022,298
         Futures contracts - net ...........................................................        51,652
                                                                                              ------------
         Total realized gain (loss) on investments,written options and futures contracts ...    (9,210,131)
                                                                                              ------------
     Unrealized appreciation (depreciation) on:
         Investments - net .................................................................    (4,836,041)
         Written options - net .............................................................       (14,094)
         Futures contracts - net ...........................................................        83,298
                                                                                              ------------
         Total unrealized appreciation (depreciation) on investments,
         written options and futures contracts .............................................    (4,766,837)
                                                                                              ------------
Net gain (loss) on investment transactions .................................................                           (13,976,968)
                                                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................................                          $ (1,807,030)
                                                                                                                      ============


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                                       Year Ended December 31,
                                                                                                  ---------------------------------
                                                                                                      1998                 1999
                                                                                                  -------------       -------------
FROM OPERATIONS
   Net investment income ...................................................................      $  14,143,473       $  12,169,938
   Net realized gain (loss) on investments, written options and futures contracts ..........          1,363,752          (9,210,131)
   Unrealized appreciation (depreciation) on investments, written options
       and futures contracts ...............................................................           (153,856)         (4,766,837)
                                                                                                  -------------       -------------
   Increase (decrease) in net assets from operations .......................................         15,353,369          (1,807,030)
                                                                                                  -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income

       Class A .............................................................................        (11,989,233)         (9,933,189)
       Class B .............................................................................           (856,504)           (840,673)
       Class C .............................................................................           (808,596)           (573,411)
       Class Y .............................................................................           (389,906)           (460,940)
                                                                                                  -------------       -------------
                                                                                                    (14,044,239)        (11,808,213)
                                                                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................................................        (26,061,543)        (40,341,564)
                                                                                                  -------------       -------------
Total increase (decrease) in net assets ....................................................        (24,752,413)        (53,956,807)

NET ASSETS

   Beginning of the year ...................................................................        259,206,173         234,453,760
                                                                                                  -------------       -------------
   End of the year .........................................................................      $ 234,453,760       $ 180,496,953
                                                                                                  =============       =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME
   End of the year .........................................................................      $    (158,555)      $     104,847
                                                                                                  =============       =============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                        Class A
                                                        ----------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                        ---------------------------------------------------------------------------
                                                            1995            1996            1997            1998            1999
                                                        -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year .................    $     11.49     $     12.10     $     11.55     $     11.64     $     11.70
                                                        -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
Net Investment Income ..............................           0.86            0.81            0.72            0.67            0.66
Net Realized and Unrealized Gain (Loss) on
Investments ........................................           0.59           (0.54)           0.09            0.06           (0.74)
                                                        -----------     -----------     -----------     -----------     -----------
Total From Investment Operations ...................           1.45            0.27            0.81            0.73           (0.08)
                                                        -----------     -----------     -----------     -----------     -----------
Less Distributions
Distributions From Net Investment Income ...........          (0.84)          (0.82)          (0.72)          (0.67)          (0.65)
                                                        -----------     -----------     -----------     -----------     -----------
Total Distributions ................................          (0.84)          (0.82)          (0.72)          (0.67)          (0.65)
                                                        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .......................    $     12.10     $     11.55     $     11.64     $     11.70     $     10.97
                                                        ===========     ===========     ===========     ===========     ===========
Total Return (%) (a) ...............................           13.0             2.4             7.3             6.5            (0.7)

Ratio of Operating Expenses to Average

Net Assets (%) .....................................           1.22            1.25            1.28            1.31            1.33
Ratio of Net Investment Income to Average
Net Assets (%) .....................................           7.18            7.13            6.40            5.81            5.91
Portfolio Turnover Rate (%) ........................            247             327             533           1,376             400
Net Assets, End of Year (000) ......................    $   361,520     $   276,178     $   222,185     $   194,032     $   149,756

(a)  A sales charge is not reflected in total return calculations.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                           Class B
                                                         ---------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                         ---------------------------------------------------------------------------
                                                             1995            1996            1997            1998            1999
                                                         ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year .................     $    11.48      $    12.09      $    11.54      $    11.62      $    11.69
                                                         ----------      ----------      ----------      ----------      ----------
Income From Investment Operations
Net Investment Income ..............................           0.76            0.73            0.65            0.60            0.59
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................           0.61           (0.54)           0.08            0.07           (0.75)
                                                         ----------      ----------      ----------      ----------      ----------
Total From Investment Operations ...................           1.37            0.19            0.73            0.67           (0.16)
                                                         ----------      ----------      ----------      ----------      ----------
Less Distributions
Distributions From Net Investment Income ...........          (0.76)          (0.74)          (0.65)          (0.60)          (0.58)
                                                         ----------      ----------      ----------      ----------      ----------
Total Distributions ................................          (0.76)          (0.74)          (0.65)          (0.60)          (0.58)
                                                         ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year .......................     $    12.09      $    11.54      $    11.62      $    11.69      $    10.95
                                                         ==========      ==========      ==========      ==========      ==========

Total Return (%) (a) ...............................           12.3             1.7             6.5             5.9            (1.4)
Ratio of Operating Expenses to Average
  Net Assets (%) ...................................           1.87            1.90            1.93            1.96            1.98
Ratio of Net Investment Income to Average
  Net Assets (%) ...................................           6.53            6.48            5.75            5.16            5.26
Portfolio Turnover Rate (%) ........................            247             327             533           1,376             400
Net Assets, End of Year (000) ......................     $   18,056      $   18,503      $   16,060      $   18,116      $   14,601

(a) A contingent deferred sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                            Class C
                                                             ---------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                             ---------------------------------------------------------------------
                                                                1995          1996           1997           1998           1999
                                                             ----------    ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year ........................  $    11.48    $    12.10     $    11.54     $    11.63     $    11.70
                                                             ----------    ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income .....................................        0.64          0.75           0.65           0.60           0.59
Net Realized and Unrealized Gain (Loss) on
Investments ...............................................        0.64         (0.57)          0.09           0.07          (0.75)
                                                             ----------    ----------     ----------     ----------     ----------
Total From Investment Operations ..........................        1.28          0.18           0.74           0.67          (0.16)
                                                             ----------    ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ......................       (0.65)        (0.74)         (0.65)         (0.60)         (0.58)
Distributions in Excess of Net Investment Income ..........       (0.01)         0.00           0.00           0.00           0.00
                                                             ----------    ----------     ----------     ----------     ----------
Total Distributions .......................................       (0.66)        (0.74)         (0.65)         (0.60)         (0.58)
                                                             ----------    ----------     ----------     ----------     ----------
Net Asset Value, End of Year ..............................  $    12.10    $    11.54     $    11.63     $    11.70     $    10.96
                                                             ==========    ==========     ==========     ==========     ==========
Total Return (%) (a) ......................................        11.4           1.6            5.9            6.6           (1.4)

Ratio of Operating Expenses to Average
 Net Assets (%) ...........................................        1.87          1.90           1.93           1.96           1.98
Ratio of Net Investment Income to Average Net
Assets (%) ................................................        6.53          6.48           5.75           5.16           5.26
Portfolio Turnover Rate (%) ...............................         247           327            533          1,376            400
Net Assets, End of Year (000) .............................  $    5,936    $   14,903     $   15,699     $   13,962     $    9,054

(a) A contingent deferred sales charge is not reflected in total return calculations.

                                                                                          Class Y
                                                          -------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                          -------------------------------------------------------------------------
                                                             1995            1996            1997            1998            1999
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, Beginning of Year .................      $   11.51       $   12.13       $   11.58       $   11.66       $   11.73
                                                          ---------       ---------       ---------       ---------       ---------
Income From Investment Operations
Net Investment Income ..............................           0.86            0.85            0.76            0.72            0.70
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................           0.63           (0.54)           0.08            0.06           (0.74)
                                                          ---------       ---------       ---------       ---------       ---------
Total From Investment Operations ...................           1.49            0.31            0.84            0.78           (0.04)
                                                          ---------       ---------       ---------       ---------       ---------
Less Distributions
Distributions From Net Investment Income ...........          (0.87)          (0.86)          (0.76)          (0.71)          (0.69)
                                                          ---------       ---------       ---------       ---------       ---------
Total Distributions ................................          (0.87)          (0.86)          (0.76)          (0.71)          (0.69)
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Year .......................      $   12.13       $   11.58       $   11.66       $   11.73       $   11.00
                                                          =========       =========       =========       =========       =========
Total Return (%) ...................................           13.3             2.8             6.9             6.9            (0.3)

Ratio of Operating Expenses to Average
  Net Assets (%) ...................................           0.87            0.90            0.93            0.96            0.98
Ratio of Net Investment Income to Average
  Net Assets (%) ...................................           7.53            7.48            6.75            6.16            6.26
Portfolio Turnover Rate (%) ........................            247             327             533           1,351             400
Net Assets, End of Year (000) ......................      $   5,723       $   5,313       $   5,262       $   8,345       $   7,086


                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund seeks a high current return consistent with preservation of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing

================================================================================
For the Year Ended December 31, 1999


calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

================================================================================
For the Year Ended December 31, 1999


g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) were as follows:

             Purchases                                      Sales
-----------------------------------         ------------------------------------
U.S. Government           Other             U.S. Government           Other
---------------        ------------         ---------------         ------------
$ 366,690,642          $456,566,667          $409,936,172           $436,787,408


Transactions in written options for the year ended December 31, 1999 are summarized as follows:

                                                        Written Options
                                                -------------------------------
                                                 Number of            Premiums
                                                 Contracts            Received
                                                -----------         -----------
Open at December 31, 1998 ..............               (400)        $  (214,094)
Contracts opened .......................            (13,144)         (7,107,574)
Contracts closed .......................             13,544           7,321,668
                                                -----------         -----------
Open at December 31, 1999 ..............                  0         $         0
                                                ===========         ===========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay Advisors under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                  Fees Earned
                  -----------
                  Nvest Management          $ 675,744
                  Back Bay                    675,744

The effective management fee for the year ended December 31, 1999 was 0.65%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses

================================================================================
For the Year Ended December 31, 1999

for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $64,717 and are shown separately in the financial statements as accounting and administrative.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays Nvest Funds L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class A shares.

For the year ended December 31, 1999, the Fund paid Nvest Funds $432,527 in service fees and $173,010 in distribution fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable, as service fees or distribution fees, respectively, under the Class A Plan incurred in any year exceed the amounts of such fees payable by the Fund under the Class A Plan, the unreimbursed amounts (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward into 2000 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $41,191 and $28,228 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $123,572 and $84,682 in distribution fees under the Class B and Class C Plans, respectively.

================================================================================
For the Year Ended December 31, 1999

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $224,696.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $263,497 as compensation for its services in that capacity.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                      Year Ended December 31,
                                                                -------------------------------------------------------------------
                                                                            1998                                1999
                                                                -------------------------------     -------------------------------
Class A                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        4,123,138     $  48,268,685         4,310,455     $  48,747,149
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .................          840,320         9,821,663           711,288         8,028,741
                                                                -------------     -------------     -------------     -------------
                                                                    4,963,458        58,090,348         5,021,743        56,775,890
Shares repurchased .........................................       (7,477,042)      (87,458,802)       (7,948,175)      (89,760,622)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................       (2,513,584)    $ (29,368,454)       (2,926,432)    $ (32,984,732)
                                                                -------------     -------------     -------------     -------------

                                                                                      Year Ended December 31,
                                                                -------------------------------------------------------------------
                                                                            1998                                1999
                                                                -------------------------------     -------------------------------
Class B                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................          833,639     $   9,747,616           470,492     $   5,337,955
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .................           62,517           729,951            63,521           715,455
                                                                -------------     -------------     -------------     -------------
                                                                      896,156        10,477,567           534,013         6,053,410
Shares repurchased .........................................         (728,200)       (8,484,510)         (751,056)       (8,497,037)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................          167,956     $   1,993,057          (217,043)    $  (2,443,627)
                                                                -------------     -------------     -------------     -------------

================================================================================
For the Year Ended December 31, 1999


                                                                                   Year Ended December 31,
                                                             -------------------------------------------------------------------
                                                                         1998                                1999
                                                             -------------------------------     -------------------------------
Class C                                                         Shares            Amount            Shares            Amount
-------                                                      -------------     -------------     -------------     -------------
Shares sold .............................................        2,387,115     $  27,924,776         2,004,195     $  22,667,643
Shares issued in connection with the reinvestment of:
   Distributions from net investment income .............           55,475           647,654            39,746           448,945
                                                             -------------     -------------     -------------     -------------
                                                                 2,442,590        28,572,430         2,043,941        23,116,588
Shares repurchased ......................................       (2,598,863)      (30,335,980)       (2,411,539)      (27,272,883)
                                                             -------------     -------------     -------------     -------------
Net increase (decrease) ................................         (156,273)     $  (1,763,550)         (367,598)    $  (4,156,295)
                                                             -------------     -------------     -------------     -------------
                                                                                   Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                        1998                                1999
                                                            -------------------------------     -------------------------------
Class C                                                         Shares            Amount            Shares            Amount
-------                                                     -------------     -------------     -------------     -------------
Shares sold .............................................          331,891     $   3,916,548           131,028     $   1,487,903
Shares issued in connection with the reinvestment of:
   Distributions from net investment income .............           32,935           386,339            40,672           459,988
                                                             -------------     -------------     -------------     -------------
                                                                   364,826         4,302,887           171,700         1,947,891
Shares repurchased ......................................         (104,719)       (1,225,483)         (238,738)       (2,704,801)
                                                             -------------     -------------     -------------     -------------
Net increase (decrease) .................................          260,107     $   3,077,404           (67,038)    $    (756,910)
                                                             -------------     -------------     -------------     -------------
Increase (decrease) derived from capital shares transactions    (2,241,794)    $ (26,061,543)       (3,578,111)    $ (40,341,564)
                                                             =============     =============     =============     =============


5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund had on loan securities having a market value of $22,610,232 collateralized by cash in the amount of $23,071,252 which was invested in a short-term instrument.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Limited Term U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Limited Term U.S. Government Fund (formerly the New England Limited Term U.S. Government
Fund) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                  NVEST FUNDS
================================================================================

          LARGE-CAP EQUITY FUNDS              GLOBAL/INTERNATIONAL EQUITY
            Capital Growth Fund                   Star Worldwide Fund
           Kobrick Growth Fund                International Equity Fund
               Growth Fund
          Growth and Income Fund                CORPORATE INCOME FUNDS
              Balanced Fund                Short Term Corporate Income Fund
                Value Fund                         Bond Income Fund
                                                   High Income Fund
           ALL-CAP EQUITY FUNDS                 Strategic Income Fund
            Star Advisers Fund
           Kobrick Capital Fund                 GOVERNMENT INCOME FUNDS
              Bullseye Fund                Limited Term U.S. Government Fund
            Equity Income Fund                Government Securities Fund

          SMALL-CAP EQUITY FUNDS                  MONEY MARKET FUNDS*
            Star Small Cap Fund                  Cash Management Trust
       Kobrick Emerging Growth Fund         Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency

                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                             Boston, MA 02116 Toll
                               Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



LT56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                             Nvest Massachusetts
                                                            Tax Free Income Fund

                                                                   Where
                                                                  The Best
                                                                Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.



                                                      /s/ John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged, and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A shares

                      December 1989 through December 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Net Asset      Maximum Sales   Lehman Municipal
                       Value(1)        Charge(2)      Bond Index(5)
                      ---------      -------------   ----------------

         12/99        $ 17,818        $ 17,062          $ 19,472
         12/98          18,565          17,776            19,881
         12/97          17,698          16,946            18,671
         12/96          16,192          15,504            17,100
         12/95          15,684          15,017            16,373
         12/94          13,310          12,744            13,939
         12/93          14,376          13,765            14,699
         12/92          12,790          12,247            13,091
         12/91          11,727          11,228            12,032
         12/90          10,520          10,073            10,729
         12/89          10,000           9,575            10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
================================================================================

                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------
Class A (Inception 3/23/84)               1 Year      5 Years      10 Years
Net Asset Value (1),(4)                   -4.12%        5.99%         5.95%
With Maximum Sales Charge(2),(4)          -8.22         5.08          5.49
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)               1 Year      5 Years    Since Inception
Net Asset Value(1),(4)                    -4.70%        5.30%         2.89%
With CDSC(3),(4)                          -9.25         4.98          2.89
--------------------------------------------------------------------------------
                                                                          Since
                                                                         Fund's
                                                                        Class B
Comparative Performance                  1 Year   5 Years    10 Years  Inception
Lehman Municipal Bond Index(5)           -2.06%     6.91%    6.89%       4.83%
Morningstar Muni Single State
 Long Avg.(6)                            -4.51      5.86     6.16        3.60
Lipper MA Municipal Debt Average(7)      -4.57      5.72     6.27        3.66
--------------------------------------------------------------------------------
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                           Yields as of 12/31/99
-------------------------------------------------------------------------------
                                        Class A              Class B

SEC 30-day Yield(8)                       5.25%                4.83%
Taxable Equivalent Yield(9)               9.24                 8.51
--------------------------------------------------------------------------------

Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.25% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) The Fund waived certain fees and expenses during the period indicated and its average total return would have been lower had these fees not been waived.

(5) Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(6) Morningstar Muni Single State Long Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(7) Lipper Massachusetts Municipal Debt Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(8) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax of 43.19%. A portion of income may be subject to federal, state or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
================================================================================

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

James Welch
Back Bay Advisors, L.P.

Q.   How did Massachusetts Tax Free Income Fund perform over the past year?

The return on shares of Massachusetts Tax Free Income Fund was -4.12% for Class A shares at net asset value for the 12 months ended December 31, 1999, assuming $0.86 per share in distributions reinvested during the year. Your Fund's performance, although disappointing, was in line with the average of its peer group of 56 Massachusetts municipal bond funds in Lipper's Massachusetts Municipal Debt Average, which returned -4.57% for the year.

At the end of the period, your Fund's 30-day SEC yield for Class A shares was 5.25%, which is equivalent to a taxable yield of 9.24%, based on the maximum combined federal and Massachusetts state income tax rate of 43.19%.

Q. What was the investment environment like for Massachusetts municipal bonds during the period?

Rising interest rates continued to impact the fixed-income markets in 1999, as three interest rate hikes by the Federal Reserve Board depressed prices of all types of bonds, including municipals.

Robust economic growth in Massachusetts, however, helped offset some of the effects of higher rates by generating higher tax revenues, which, in turn, increased cash flow and improved the fiscal health and creditworthiness of state and local governments.

Moreover, municipal bonds continued to provide investors with attractive yields during the period. On an after-tax basis, AAA-rated municipal bonds produced higher yields than Treasuries. There were even times during the year when municipal bond yields exceeded Treasury yields on an absolute, before-tax basis.

Q.   Did supply and demand impact the Massachusetts municipal market?

Supply that exceeded demand contributed to the underperformance of municipal securities, especially during the latter half of the period.

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Y2K concerns led many suppliers to accelerate municipal offerings -- bringing bond issues to market in 1999 rather than in the Year 2000 to avoid possible Y2K disruptions. Meanwhile, demand was lackluster as cautious investors stored cash in savings and short-term investments, awaiting the new year.

[THE FOLLOWING TABLE IS REPRESENTED BY A PIE CHART IN THE THE PRINTED MATERIAL.]

                     Credit Quality Composition -- 12/31/99

                        AAA                      45.0%
                        AA                        9.1%
                        A                        17.7%
                        BBB                      14.3%
                        BB                        6.4%
                        Not Rated                 7.5%

           Quality is based on ratings provided by Standard & Poor's.
               Portfolio holding and asset allocation will vary.

Q.   What strategies did you use in managing the Fund?

Throughout the period, we remained committed to three strategies. First, we sought to improve the yield profile of the portfolio. As interest rates gradually rose over the past 12 months, we sold lower yielding bonds in favor of higher yielding issues.

Improving credit quality was our second, major strategy. As we added new positions to the portfolio, we emphasized higher quality bonds, sacrificing only minimal yield advantage.

Finally, we sought to improve the overall call protection of the portfolio. Most municipal securities are "callable" 10 years from issuance. In other words, issuers can "call" a municipal bond 10 years from the date it is first offered, paying back the principal to bond owners. As their call date approaches, the market for these bonds tends to diminish. To boost the Fund's performance potential, we sold bonds nearing their call dates in favor of those with more distant call dates.

General obligation bonds, which benefited from Massachusetts' solid economic growth and strong tax revenues, comprised a significant portion of the portfolio over the past six months -- a shift in focus from earlier in the year.

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
================================================================================


--------------------------------------------------------------------------------

We also maintained our emphasis on the education and housing sectors. Many of Massachusetts' colleges and universities have seen admissions, tuitions and endowments rise to record levels, while the housing sector continues to benefit from a healthy economy.

We also found selected opportunities in the health care sector, although the industry as a whole continues to be volatile.

Q. What is your outlook for Massachusetts municipal bonds over the next few months?

Going forward, the wild card remains whether the Federal Reserve Board will raise short-term interest rates again in an effort to slow the economy and curb inflation.

Higher rates, of course, would have a negative impact on prices of all types of bonds. However, we do not expect a full cycle of tightening from the Fed throughout the year. Rather, we believe any rate hikes will be limited to the first half.

In fact, longer term, our outlook for municipal issues is favorable. Yields of tax-exempt bonds remain high compared to taxable securities. Investors who are looking for attractive income free from Massachusetts and federal income tax should continue to benefit from this outperformance. In addition, we expect solid economic growth to continue, helping maintain the fiscal health and creditworthiness of many municipalities.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period. A shift in the manager's opinion may result in strategic and other portfolio changes. Bond funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

Massachusetts Tax Free Income Fund invests in a diversified mix of higher-yielding Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. While higher yielding bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================
Investments as of December 31, 1999

Tax Exempt Obligations -- 99.8% of Total Net Assets
                                                                                                Ratings (c) (unaudited)
                                                                                                -----------------------
 Principal                                                                                                      Standard
 Amount         Description                                                                     Moody's         & Poor's  Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                Guam--1.5%
$ 1,500,000     Airport Authority Revenue Bond, Series B, 6.600%, 10/01/2010 ..............      --             BBB     $ 1,575,585
                                                                                                                        -----------
                Massachusetts Municipal--8.1%
  4,000,000     State Refunding, Series A, 6.500%, 11/01/2014, (MBIA insured) .............     Aaa             AAA       4,384,400
  1,500,000     Wholesale Electric, 6.750%, 7/01/2008 .....................................     Baa2            BBB+      1,571,040
  2,500,000     Wholesale Electric, 6.750%, 7/01/2011 .....................................     Baa2            BBB+      2,605,350
                                                                                                                        -----------
                                                                                                                          8,560,790
                                                                                                                        -----------
                Massachusetts State Development Finance Agency--9.9%
  2,300,000     Boston University, Series P, 6.000%, 5/15/2029 ............................     A3              BBB+      2,181,550
  3,000,000     Health Care Facility Alliance, 7.100%, 7/01/2032 ..........................      --              --       2,789,610
  3,000,000     Refunding Springfield Resource Recovery-A, 5.625%, 6/01/2019 ..............     A2               --       2,749,740
  3,150,000     Revenue Bond, 5.900%, 11/01/2018 ..........................................     Ba2              --       2,844,986
                                                                                                                        -----------
                                                                                                                         10,565,886
                                                                                                                        -----------
                Massachusetts State Health & Education Facility Authority--34.8%
  1,500,000     Beverly Hospital Rib, 7.270%, 6/18/2020, (MBIA insured)(d) ................     Aaa             AAA       1,401,555
  3,000,000     Boston University Rib, Series L, 9.335%, 10/01/2031,
                (MBIA insured)(d) .........................................................     Aaa             AAA       3,214,350
  1,750,000     Charlton Memorial Hospital, Series B, Pre-Refunded,
                7.250%, 7/01/2013 .........................................................      --               A       1,852,078
  3,000,000     Dana Farber, Series G-1, 6.250%, 12/01/2022 ...............................     A1                A       2,960,250
    945,000     Educational Loan Revenue Bond, Issue D-Series A, 7.250%,
                1/01/2009, (AMBAC insured) ................................................     Aaa             AAA         975,372
  1,000,000     Faulkner Hospital, Series C, Pre-Refunded, 6.000%, 7/01/2013 ..............     Baa1             --       1,057,720
  3,000,000     Harvard University, Series N, 6.250%, 4/01/2020 (f) .......................     Aaa             AAA       3,170,310
    800,000     Massachusetts State Industrial Finance Agency Variable Refunding
                Showa Womens Institute Inc., 4.500%, 3/15/2004 (e) ........................     Aaa             AA+         800,000
  2,400,000     Medical Center of Central Mass., Class A, Pre-Refunded,
                7.000%, 7/01/2012 .........................................................     A3              AAA       2,529,672
  1,000,000     New England Baptist Hospital, Series B, Pre-Refunded,
                7.300%, 7/01/2011 .........................................................     Baa1            AAA       1,059,050
  1,220,000     New England Deaconess Hospital, Series D, Pre-Refunded,
                6.875%, 4/01/2022, (AMBAC insured) ........................................     Aaa             AAA       1,301,142
  1,190,000     New England Medical Center, Series F, 6.625%,
                7/01/2025, (FGIC insured) .................................................     Aaa             AAA       1,218,405
  6,000,000     Nichols College Issue, Series C, 6.000%, 10/01/2017 .......................      --             BBB-      5,503,140
  1,275,000     Saints Memorial Medical Center, Series A, 5.750%, 10/01/2006 ..............     Ba2              --       1,176,200
  3,340,000     Saints Memorial Medical Center, Series A, 6.000%, 10/01/2023 ..............     Ba2              --       2,810,477
  3,000,000     Student Loan Revenue Bond Sub-Issue H, 6.900%, 11/01/2009 .................     A3               --       3,279,420
  1,500,000     Valley Regional Health System, Series B,
                Pre-Refunded, 8.000%, 7/01/2018 ...........................................     Aaa              --       1,558,170
  1,000,000     Wentworth Institute of Technology, Series A, 7.400%,
                4/01/2010, (AMBAC insured) ................................................     Aaa             AAA       1,027,920
                                                                                                                        -----------
                                                                                                                         36,895,231
                                                                                                                        -----------

                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- continued

                                                                                                Ratings (c) (unaudited)
                                                                                                -----------------------
 Principal                                                                                                    Standard
 Amount           Description                                                                   Moody's       & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                  Massachusetts State Housing Finance Agency--13.0%
$ 2,000,000       Residential Development, Series A, 6.900%,
                  11/15/2024, (FNMA insured) ...............................................       Aaa        AAA       $ 2,108,520
  2,500,000       Residential Development, Series E, 6.250%,
                  11/15/2012, (FNMA insured) ...............................................       Aaa        AAA         2,603,675
  1,300,000       Residential Development, Series I, 6.900%,
                  11/15/2025, (FNMA insured) ...............................................       Aaa        AAA         1,355,016
  2,925,000       Single Family Mortgage, Series 21, 7.125%, 6/01/2025 .....................       Aa         A+          3,024,274
  4,600,000       Single Family Mortgage, Series 32, 6.600%, 12/01/2026 ....................       Aa         A+          4,675,946
                                                                                                                        -----------
                                                                                                                         13,767,431
                                                                                                                        -----------
                  Massachusetts State Industrial Finance Agency--8.6%
  2,000,000       FHA Briscoe House Assisted Living, 7.125%, 2/01/2036 .....................        --        AAA         2,127,360
  5,000,000       Newton Group Properties LLC Project, 8.000%, 9/01/2027 ...................        --         --         5,147,200
  2,000,000       Phillips Academy Issue, 5.375%, 9/01/2023 ................................       Aaa        AA+         1,854,840
                                                                                                                        -----------
                                                                                                                          9,129,400
                                                                                                                        -----------
                  Massachusetts State Turnpike Authority--3.5%
  6,000,000       Metropolitan Highway System, Capital Appreciation,
                  Senior Series C, Zero Coupon, 1/01/2016, (MBIA insured) ..................       Aaa        AAA         2,299,200
  1,000,000       Metropolitan Subordinated, Series A, 5.000%, 1/01/2039 ...................       Aaa        AAA           814,460
  1,000,000       Rail Connections, Inc. Capital Appreciation, Series B,
                  Mass Revenue Route 128 Parking, Zero Coupon, 7/01/2016 ...................       Baa3       BBB-          321,380
  1,000,000       Rail Connections, Inc. Capital Appreciation, Series B,
                  Mass Revenue Route 128 Parking, Zero Coupon, 7/01/2017 ...................       Baa3       BBB-          296,480
                                                                                                                        -----------
                                                                                                                          3,731,520
                                                                                                                        -----------
                  Massachusetts State Water Resource Authority--7.6%
  3,200,000       General Refunding, Series B, 5.000%, 3/01/2022, (MBIA insured) ...........       Aaa        AAA         2,733,664
  2,000,000       Program Subordinated Series A, 5.750%, 8/01/2029 .........................       Aa1        AA          1,899,320
  3,240,000       Series A, 6.500%, 7/15/2019 ..............................................       A1         A+          3,439,033
                                                                                                                        -----------
                                                                                                                          8,072,017
                                                                                                                        -----------
                  Other Massachusetts Obligations--2.0%
  2,000,000       Consolidated Loan, Series A, 7.625%, 6/01/2008 ...........................       Aaa        AA-         2,125,340
                                                                                                                        -----------
                  Puerto Rico--7.7%
  4,000,000       Aqueduct & Sewer Authority, 6.250%, 7/01/2013 ............................       Baa1       A           4,236,040
  1,460,000       Aqueduct & Sewer Authority, 10.250%, 7/01/2009 ...........................       Aaa        AAA         1,839,658
  2,000,000       Aqueduct & Sewer Authority, Refunding Bond, 6.250%, 7/01/2012 ............       Baa1       A           2,145,440
                                                                                                                        -----------
                                                                                                                          8,221,138
                                                                                                                        -----------

                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations - continued

                                                                                                Ratings (c) (unaudited)
                                                                                                -----------------------
 Principal                                                                                                   Standard
 Amount            Description                                                                  Moody's      & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                   Virgin Islands--3.1%
$  3,045,000       Public Financial Authority, Series A, 7.250%, 10/01/2018 (f) ..............       --       AAA      $  3,318,746
                                                                                                                       ------------
                   Total Tax Exempt Obligations (Identified Cost $106,880,530) ...............                          105,963,084
                                                                                                                       ------------
                   Total Investments - 99.8% (Identified Cost $106,880,530) (b) ..............                          105,963,084
                   Other assets less liabilities .............................................                              180,821
                   Total Net Assets - 100% ...................................................                         ------------
                                                                                                                       $106,143,905
                                                                                                                       ============

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information: At December 31, 1999 the net unrealized depreciation on investments based on cost of
     $106,880,530 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost ....................................................                         $  2,026,268
     Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value ....................................................                           (2,943,714)
                                                                                                                       ------------
     Net unrealized depreciation .............................................................                          $  (917,446)
                                                                                                                       ============

     As of December 31, 1999, the Fund had a capital loss carryforward of $2,588,254 expiring December 31, 2007.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d) Inverse floating rate security. The rate disclosed is as of December 31, 1999.

(e) Variable rate demand note or floating rate security. The rate disclosed is as of December 31, 1999.

(f) All or a portion of this security has been segregated as collateral in connection with the Fund's derivative positions during the year ended December 31, 1999.

Legend of Portfolio abbreviations:
AMBAC             -- American Municipal Bond Assurance Corp.
FGIC              -- Financial Guarantee Insurance Company
FNMA              -- Federal National Mortgage Association
MBIA              -- Municipal Bond Investors Assurance Corp.
Rib               -- Residual interest bond


                 See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
   Investments at value (Identified Cost $106,880,530) .........................                         $ 105,963,084
   Cash ........................................................................                                 6,557
   Receivable for:
     Fund shares sold ..........................................................                                30,369
     Accrued interest ..........................................................                             1,864,438
                                                                                                         -------------
                                                                                                           107,864,448
                                                                                                         -------------

LIABILITIES
   Payable for:
     Fund shares redeemed ......................................................  $  1,493,911
     Dividends declared ........................................................        89,629
   Accrued expenses:
     Management fees ...........................................................        85,053
     Deferred trustees' fees ...................................................        12,649
     Accounting and administrative .............................................         6,984
     Other expenses ............................................................        32,317
                                                                                  ------------
                                                                                                             1,720,543
                                                                                                         -------------

NET ASSETS .....................................................................                         $ 106,143,905
                                                                                                         =============
   Net Assets consist of:
     Capital paid in ...........................................................                         $ 111,008,386
     Undistributed (overdistributed) net investment income .....................                               (30,379)
     Accumulated net realized gains (losses) ...................................                            (3,916,656)
     Unrealized appreciation (depreciation) on investments .....................                              (917,446)
                                                                                                         -------------

NET ASSETS .....................................................................                         $ 106,143,905
                                                                                                         =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
    ($97,270,311/6,283,432 shares of beneficial interest) ......................                         $       15.48
                                                                                                         =============
Offering price per share (100/95.75 of $15.48) .................................                         $       16.17*
                                                                                                         =============
Net asset value and offering price of Class B shares
    ($8,873,594/574,407 shares of beneficial interest) .........................                         $       15.45**
                                                                                                         =============

*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
   Interest ....................................................................                          $  7,094,457

Expenses
     Management fees ...........................................................  $    690,093
     Service and distribution fees - Class A ...................................       380,755
     Service and distribution fees - Class B ...................................        90,314
     Trustees' fees and expenses ...............................................         9,067
     Accounting and administrative .............................................        41,880
     Custodian .................................................................        83,892
     Transfer agent ............................................................       220,551
     Audit and tax services ....................................................        31,243
     Legal .....................................................................         3,585
     Printing ..................................................................        20,680
     Registration ..............................................................        13,620
     Insurance .................................................................         1,565
     Miscellaneous .............................................................        13,066
                                                                                  ------------

   Total expenses ..............................................................     1,600,311
   Less expenses waived by the investment adviser and subadviser ...............      (363,420)              1,236,891
                                                                                  ------------            ------------
   Net investment income .......................................................                             5,857,566

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   WRITTEN OPTIONS AND FUTURES CONTRACTS

 Realized gain (loss) on:
     Investments--net ..........................................................    (1,476,025)
     Written options--net ......................................................       (99,200)
     Futures contracts -- net ..................................................        73,806
 Total realized gain (loss) on investments,
   written options and futures contracts .......................................    (1,501,419)
                                                                                  ------------
 Unrealized appreciation (depreciation) on:
     Investments--net ..........................................................    (9,268,682)
     Written options--net ......................................................         8,213
     Futures contracts--net ....................................................             0
                                                                                  ------------
 Total unrealized appreciation (depreciation) on investments,
   written options  and futures contracts ......................................    (9,260,469)
 Net gain (loss) on investment transactions ....................................                           (10,761,888)
                                                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........................                           $ (4,904,322)
                                                                                                           ============

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                           Year Ended December 31,
                                                                                  --------------------------------------
                                                                                       1998                      1999
                                                                                  -------------            -------------
FROM OPERATIONS
   Net investment income .......................................................  $   5,907,941            $   5,857,566
   Net realized gain (loss) on investments,
     written options and futures contracts .....................................        631,480               (1,501,419)
   Net unrealized appreciation (depreciation) on investments,
     written options and futures contracts .....................................       (770,037)              (9,260,469)
                                                                                  -------------            -------------
   Increase (decrease) in net assets from operations ...........................      5,769,384               (4,904,322)
                                                                                  -------------            -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...................................................................     (5,592,703)              (5,480,730)
     Class B ...................................................................       (353,477)                (397,448)
   Net realized gain on investments
     Class A ...................................................................       (546,044)                (216,698)
     Class B ...................................................................        (43,269)                 (19,179)
   In excess of net realized gain on investments
     Class A ...................................................................              0                   (7,135)
     Class B ...................................................................              0                     (631)
                                                                                  -------------            -------------
                                                                                     (6,535,493)              (6,121,821)
                                                                                  -------------            -------------
 INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .....................................      2,433,927               (5,765,846)
                                                                                  -------------            -------------
Total increase (decrease) in net assets ........................................      1,667,818              (16,791,989)

NET ASSETS
   Beginning of the year .......................................................    121,268,076              122,935,894
                                                                                  -------------            -------------
   End of the year .............................................................  $ 122,935,894            $ 106,143,905
                                                                                  =============            =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year ...............................................................  $       3,547            $     (30,379)
                                                                                  =============            =============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                       Class A
                                          ------------------------------------------------------------
                                                                 Year Ended December 31,
                                          ------------------------------------------------------------
                                            1995         1996         1997         1998         1999
                                          ---------    ---------    ---------    ---------    --------

Net Asset Value, Beginning of Year ....   $   15.10    $   16.85    $   16.50    $   17.13    $  17.02
                                          ---------    ---------    ---------    ---------    --------
Income From Investment Operations
Net Investment Income .................        0.88         0.87         0.86         0.86        0.82
Net Realized and Unrealized Gain (Loss)
  on Investments ......................        1.76        (0.35)        0.63        (0.04)      (1.50)
                                          ---------    ---------    ---------    ---------    --------
Total From Investment Operations ......        2.64         0.52         1.49         0.82       (0.68)
                                          ---------    ---------    ---------    ---------    --------
Less Distributions
Dividends From Net Investment Income ..       (0.89)       (0.87)       (0.86)       (0.85)      (0.83)
Distributions From Net Realized Gains .        0.00         0.00         0.00        (0.08)      (0.03)
Distributions in Excess of Net
  Realized Gains ......................        0.00         0.00         0.00         0.00        0.00(c)
                                          ---------    ---------    ---------    ---------    --------
Total Distributions ...................       (0.89)       (0.87)       (0.86)       (0.93)      (0.86)
                                          ---------    ---------    ---------    ---------    --------
Net Asset Value, End of Year ..........   $   16.85    $   16.50    $   17.13    $   17.02    $  15.48
                                          =========    =========    =========    =========    ========
Total Return (%)(b) ...................        17.8          3.2          9.3          4.9        (4.1)
Ratio of Operating Expenses to Average
  Net Assets (%) (a) ..................        0.85         0.90         1.00         1.00        1.00
Ratio of Net Investment Income to
  Average Net Assets (%) ..............        5.46         5.31         5.17         4.93        5.02
Portfolio Turnover Rate (%) ...........         127          140          132          125          73
Net Assets, End of Year (000) .........   $ 120,229    $ 112,934    $ 113,869    $ 113,910    $ 97,270


(a)  The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements
     would have been (%)                       1.24         1.27         1.29         1.31        1.31

(b)  A sales charge is not reflected in total return calculations.

(c)  Amount is less than $0.01.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                Class B
                                          ------------------------------------------------------------
                                                         Year Ended December 31,
                                          ------------------------------------------------------------
                                            1995         1996         1997        1998         1999
                                          ---------    ---------    --------    ---------    ---------

Net Asset Value, Beginning of Year ....   $   15.08    $   16.82    $  16.47    $   17.09    $   16.98
                                          ---------    ---------    --------    ---------    ---------
Income From Investment Operations
Net Investment Income .................        0.78         0.75        0.76         0.74         0.71
Net Realized and Unrealized Gain (Loss)
  on Investments ......................        1.74        (0.34)       0.62        (0.03)       (1.49)
                                          ---------    ---------    --------    ---------    ---------
Total From Investment Operations ......        2.52         0.41        1.38         0.71        (0.78)
                                          ---------    ---------    --------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ..       (0.78)       (0.76)      (0.76)       (0.74)       (0.72)
Distributions From Net Realized Gains .        0.00         0.00        0.00        (0.08)       (0.03)
Distributions in Excess of Net
  Realized Gains ......................        0.00         0.00        0.00         0.00         0.00(c)
                                          ---------    ---------    --------    ---------    ---------
Total Distributions ...................       (0.78)       (0.76)      (0.76)       (0.82)       (0.75)
                                          ---------    ---------    --------    ---------    ---------
Net Asset Value, End of Year ..........   $   16.82    $   16.47    $  17.09    $   16.98    $   15.45
                                          =========    =========    ========    =========    =========
Total Return (%)(b) ...................        17.0          2.6         8.6          4.2         (4.7)
Ratio of Operating Expenses to Average
  Net Assets (%) (a) ..................        1.50         1.55        1.65         1.65         1.65
Ratio of Net Investment Income to
  Average Net Assets (%) ..............        4.81         4.66        4.52         4.28         4.37
Portfolio Turnover Rate (%) ...........         127          140         132          125           73
Net Assets, End of Year (000) .........   $   6,697    $   7,442    $  7,399    $   9,026    $   8,874


(a)  The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements
     would have been (%)                       1.89         1.92        1.94         1.96         1.96

(b) A contingent deferrred sales charge is not reflected in total return calculations.

(c)  Amount is less than $0.01.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and Massachusetts personal income tax. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of

================================================================================
For the Year Ended December 31, 1999


options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of market discount for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

================================================================================
For the Year Ended December 31, 1999


2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $84,369,026 and $90,428,369, respectively.

Transactions in written options for the year ended December 31, 1999 are summarized as follows:
                                                             Written Options
                                                          --------------------
                                                          Number of   Premiums
                                                          Contracts   Received
                                                          ---------   --------
     Open at December 31, 1998.......................          (100)  $ (38,662)
     Contracts opened................................        (1,975)   (838,541)
     Contracts closed................................         2,075     877,203
                                                          ---------   --------
     Open at December 31, 1999.......................             0   $      0
                                                          =========   ========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.60% of the first $100 million of the Fund's average daily net assets and 0.50% of such assets in excess of $100 million reduced by payments to the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay"), at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the period ended December 31, 1999 are as follows:

                           Fees Earned (a)
                           ---------------
                           Nvest Management     $    345,047
                           Back Bay                  345,046

(a)  Before reduction pursuant to voluntary expense limitations. See note 4.

The effective annualized management fee for the year ended December 31, 1999 was 0.59%.

b. Accounting and Administrative Expense. Nvest Services Company ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $41,880 and are shown separately in the financial statements as accounting and administrative.

================================================================================
For the Year Ended December 31, 1999


c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Plans, the Fund pays Nvest Funds L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as reimbursement for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $271,973 and $22,579 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares and 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the year ended December 31, 1999, the Fund paid Nvest Funds $108,782 and $67,735 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999, amounted to $149,104.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $193,404 as compensation for its services.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates, other than registered investment companies. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual

================================================================================
For the Year Ended December 31, 1999


rates of 1.00% and 1.65% of the average net assets of the Fund's Class A and B shares, respectively. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to September 1, 1996, Back Bay and Nvest Management voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.50% of the Fund's Class B average daily net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 1999, Back Bay reduced its subadvisory fee by $181,710 and Nvest Management reduced its advisory fee by $181,710.

5. Concentration of Credit. The Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. The Fund had the following industry concentrations, excluding Pre-Refunded securities in excess of 10% on December 31, 1999 as a percentage of the Fund's total net assets: Education (20.0%), Housing (13.0%) and Utilities (19.3%). The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA) which aggregates 13.2% of its total net assets at December 31, 1999.

6. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital shares. Transactions in capital shares were as follows:

                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                          1998                            1999
                                                              ----------------------------    ----------------------------
                                                                  Shares          Amount          Shares          Amount
                                                              ------------    ------------    ------------    ------------
Class A
-------
  Shares sold .............................................      1,003,641    $ 17,141,843         663,953    $ 10,865,107
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..................        234,443       3,998,786         239,584       3,917,370
    Distributions from net realized gain ..................         25,725         437,073          11,207         178,976
                                                              ------------    ------------    ------------    ------------
                                                                 1,263,809      21,577,702         914,744      14,961,453
  Shares repurchased ......................................     (1,219,436)    (20,828,010)     (1,324,332)    (21,432,568)
                                                              ------------    ------------    ------------    ------------
  Net increase (decrease) .................................         44,373    $    749,692        (409,588)   $ (6,471,115)
                                                              ------------    ------------    ------------    ------------

                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                          1998                            1999
                                                              ----------------------------    ----------------------------
                                                                  Shares          Amount          Shares          Amount
                                                              ------------    ------------    ------------    ------------
Class B
-------
  Shares sold .............................................        139,399    $  2,380,236         129,045    $  2,117,061
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..................         15,918         271,316          17,640         287,560
    Distributions from net realized gain ..................          2,236          37,896           1,005          16,013
                                                              ------------    ------------    ------------    ------------
                                                                   157,553       2,689,448         147,690       2,420,634
  Shares repurchased ......................................        (58,973)     (1,005,213)       (104,697)     (1,715,365)
                                                              ------------    ------------    ------------    ------------
  Net increase (decrease) .................................         98,580    $  1,684,235          42,993    $    705,269
                                                              ------------    ------------    ------------    ------------
Increase (decrease) derived from capital share transactions        142,953    $  2,433,927        (366,595)   $ (5,765,846)
                                                              ============    ============    ============    ============

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Massachusetts Tax Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Massachusetts Tax Free Income Fund (formerly the New England Massachusetts Tax Free Income Fund) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------


MA56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds (SM)
       Where The Best Minds Meet (R)

--------------------------------------------------------------------------------


                                                         Nvest Intermediate Term
                                                     Tax Free Fund of California

                                                                Where
                                                              The Best
                                                            Minds Meet (R)


------------------
December  31, 1999
------------------

================================================================================


                                                                  February  2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds


"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."

After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
================================================================================

                                Investment  Results  Through  December  31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares


 (THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                                     April 1993 (Inception)
                                     Through December 1999
                    Net Asset           Maximum Sales        Lehman Municipal
                    Value (1)             Charge (2)             Bond Index (5)
                    ---------           -------------        ----------------
1999                $ 13767               $ 13450               $ 14198
1998                  13964                 13615                 14497
1997                  13367                 13032                 13614
1996                  12381                 12071                 12469
1995                  11756                 11462                 11938
1994                  10322                 10064                 10164
1993                  10864                 10592                 10718
4/23/93               10000                  9750                 10000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

               NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
================================================================================


                             Average Annual Total Returns and Yields -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 4/23/93)               1 Year      5 Years    Since Inception
    Net Asset Value(1),(4)                -1.47%       5.92%          4.89%
    With Maximum Sales Charge(2),(4)      -3.92        5.39           4.50
--------------------------------------------------------------------------------
    Class B (Inception 9/13/93)           1 Year      5 Years    Since Inception
    Net Asset Value(1),(4)                -2.22%       5.11%          3.17%
    With CDSC(3),(4)                      -6.90        4.78           3.17
--------------------------------------------------------------------------------
                                                             Since      Since
                                                             Fund's     Fund's
                                                             Class A    Class B
     Comparative Performance            1 Year     5 Years  Inception  Inception
Lehman Municipal Bond Index(5)          -2.06%      6.91%     5.39%      4.83%
Morningstar Muni CA Interm. Avg.(6)     -2.42       5.78      4.41       3.87
Lipper CA Interm. Municipal Debt Avg.(7)-1.32       5.85      4.50       4.00
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost


                                                           Yields as of 12/31/99
--------------------------------------------------------------------------------
                                     Class A            Class B

SEC 30-day Yield(8)                   4.93%              4.32%
Taxable Equivalent Yield(9)           9.00               7.88
--------------------------------------------------------------------------------

Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) This Fund waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

(5) Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.

(6) Morningstar Muni CA Intermediate Debt Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.

(7) Lipper California Intermediate Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.

(8) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and California state income tax bracket of 45.22%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
================================================================================


                                          Interview  with Your Portfolio Manager
--------------------------------------------------------------------------------
[photo]
James Welch
Back Bay Advisor, L.P.


Q. How did Intermediate Term Tax Free Fund of California perform over the past year?

     For the 12 months ended December 31, 1999, Intermediate Term Tax Free Fund of California posted a return of -1.47% for Class A shares at net asset value, including $0.38 per share in reinvested dividends. As interest rates rose and bond prices fell, your Fund held up better than its benchmark, Lehman Municipal Bond Index, with a return of -2.06% for the period.

     At year-end, your Fund's 30-day SEC yield for Class A shares was 4.93%, which is equivalent to a taxable yield of 9.00%, based on the maximum combined federal and California state income tax rate of 45.22%.

Q. What was the investment environment like for California municipal bonds during the period?

     The investment climate in 1999 was anything but kind to the fixed-income markets. Generally rising interest rates during the period drove the value of most bonds lower.

     Solid economic growth in California, however, helped temper the blow of higher rates. The economy's strength helped generate higher tax revenues, which in turn, increased the cash flow and improved the fiscal health and creditworthiness of state and local governments.

     In addition, during much of the year, municipal bond yields were at historically high levels compared to U.S. Treasury yields. On an after-tax basis, AAA-rated municipal bonds produced higher yields than Treasuries. There were even times when municipal bond yields exceeded Treasury yields on an absolute, before-tax basis.

Q.   Did supply and demand impact the California municipal market?

     The supply of high quality, tax-exempt issues outpaced demand during the latter half of the year, driving down prices.

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
================================================================================



--------------------------------------------------------------------------------

Y2K concerns led many suppliers to accelerate municipal offerings -- bringing bond issues to market in 1999 rather than in the Year 2000 to avoid possible Y2K disruptions. Meanwhile, demand was lackluster as investors directed cash to short-term investments and savings rather than municipal securities.

Q.   What strategies did you use in managing the Fund?

Throughout the period, we remained committed to three strategies. First, we sought to improve the yield profile of the portfolio. As interest rates gradually rose and lower yielding issues came due, we took the opportunity to lock in higher yields.

Our second major strategy was to improve credit quality. As we added new positions to the portfolio, we emphasized higher quality bonds, sacrificing only minimal yield advantage.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                 Credit Quality Composition -- 12/31/99


                      AAA                    35.2%
                      A                      28.7%
                      BBB                    15.5%
                      AA                     11.6%
                      Not Rated              9.0%


Third, we sought to improve the overall call protection of the portfolio. Most municipal securities are "callable" 10 years from issuance. In other words, issuers can "call" a municipal bond 10 years from the date it is first offered, paying back the principal to bond owners. As their call date approaches, the market for these bonds diminishes. To boost the Fund's performance potential, we sold bonds nearing their call dates in favor of longer issues.

In addition, general obligation bonds, which benefited from the state's solid economic growth and strong tax revenues, comprised a significant portion of the portfolio over the past six months -- a shift in focus from earlier in the year.

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
================================================================================



--------------------------------------------------------------------------------


We also maintained our emphasis on the education sector, while finding selected opportunities in health care. Many of California's colleges and universities have seen admissions, tuitions and endowments rise to record levels. The health care industry in general, however, continues to be volatile.

Q. What is your outlook for California municipal bonds over the next few months?

     Should inflation fears heat up, the Fed may increase rates again early in the new year. Higher rates, of course, would have a negative impact on all types of bonds. However, we believe any rate hikes will be limited to the first half of the year.

     In fact, our longer term outlook for municipal issues is favorable. Yields of tax-exempt bonds remain high compared to taxable securities. Investors who are looking for attractive income free from California and federal income tax should continue to benefit from this outperformance. In addition, we expect solid economic growth to continue, helping maintain the fiscal health and creditworthiness of many municipalities.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period. A shift in the manager's opinion may result in strategic and other portfolio changes. Bond funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

The Intermediate Term Tax Free Fund of California invests in a diversified mix of higher-yielding California municipal bonds, including general obligation bonds and issues secured by specific revenue streams. While higher yielding bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- 99.7% of Total Net Assets

                                                                                          Ratings  (c)  (unaudited)
                                                                                          -------------------------
    Principal                                                                                              Standard
     Amount          Description                                                          Moody's           & Poor's       Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                California--90.8%
$    945,000    Berkeley Health Facility, Pre-Refunded Revenue
                Bond, 6.500%, 12/01/2011, (d)(e) .......................................   A2                 A+        $    999,990
   1,500,000    California Educational Facilities Authority Revenue
                Bond, 5.700%, 10/01/2015 ...............................................   Aa2                AA           1,504,290
   1,370,000    California Health Facilities Finance Authority Revenue
                Bond, 5.250%, 10/01/2016 ...............................................   A3                  A           1,223,670
   1,000,000    California Health Facilities Finance Authority Revenue
                Bond, 6.125%, 12/01/2019 ...............................................   A2                 --             970,310
   1,120,000    California Housing Finance Agency Revenue
                Bond, 6.250%, 8/01/2016 ................................................   Aa2                AA-          1,136,991
   1,335,000    California Housing Finance Agency Revenue
                Bond, 7.050%, 8/01/2027 ................................................   Aa2                AA-          1,360,525
   2,000,000    California Pollution Control Finance Authority Revenue
                Bond, 7.150%, 2/01/2011 ................................................   Ba1                BBB          2,008,220
   2,750,000    California Pollution Control Finance Authority, Series A
                Revenue Bond, 5.900%, 6/01/2014 ........................................   A1                 A+           2,830,657
   1,000,000    California State General Obligation Bond,
                7.000%, 6/01/2002, (FGIC insured) ......................................   Aaa                AAA          1,056,340
   1,000,000    California State Public Works Board, Lease Revenue
                Bond, 5.500%, 6/01/2010 ................................................   Aa3                A+           1,027,060
   1,000,000    California State Public Works Board, Lease Revenue
                Bond, 5.500%, 6/01/2014, (MBIA insured) ................................   Aaa                AAA          1,000,930
   1,500,000    California Statewide Community Development Authority
                Certificate of Participation, 5.375%, 4/01/2017 ........................   --                 BBB          1,273,950
   1,000,000    California Statewide Community Development Authority
                Certificate of Participation, 6.000%, 8/15/2017, (FSA insured) .........   Aaa                AAA          1,013,240
   1,850,000    California Statewide Community Development Authority
                Certificate of Participation, 7.125%, 11/01/2016 .......................   --                 --           1,827,467
   1,540,000    Duarte, California Certificate of Participation, 6.125%, 4/01/2013 (e)..  Baa1                AAA          1,636,373
   2,000,000    Foothill/Eastern Transportation Corridor Agency Revenue
                Bond, Zero Coupon, 1/15/2018 ...........................................   Aaa                AAA            659,460
   2,030,000    Fresno United School District Certificate of
                Participation, 7.250%, 3/01/2007 ......................................    A3                 --           2,122,345
     600,000    Irvine Ranch California Water District General Obligation
                Revenue Bond, 4.000%, 10/01/09 (d) ....................................    --                 A1+            600,000
   1,300,000    Los Angeles California Convention & Exhibition Center
                Revenue Bond, 6.125%, 8/15/2011, (MBIA insured) .......................    Aaa                AAA          1,400,217
   1,515,000    Pleasanton Financing Authority, 5.600%, 9/02/2000 .....................   Baa1                --           1,529,423


                 See accompanying notes to financial statements
6

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations--continued

                                                                                          Ratings  (c)  (unaudited)
                                                                                          -------------------------
    Principal                                                                                              Standard
     Amount     Description                                                               Moody's           & Poor's       Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                California--continued
$  1,000,000    Sacramento Utility District Electric Revenue
                Bond, 3.300%, 11/15/2006, (FSA insured) (d) ............................   Aaa                AAA     $   1,000,000
   1,000,000    Sacramento Utility District Electric Revenue
                Bond, 7.320%, 11/15/2006, (FSA insured) ................................   Aaa                AAA         1,060,550
   2,000,000    San Diego Port Facilities Revenue Bond, 6.600%, 12/01/2002 .............   --                 --          2,055,500
   1,000,000    Southern California Rapid Transit District Certificate of
                 Participation, 7.500%, 7/01/2005, (MBIA insured) ......................   Aaa                AAA         1,052,220
   1,140,000    Stanislaus Solid Waste-to-Energy Financing Agency
                Revenue Bond, 7.500%, 1/01/2005 ........................................   --                 A-          1,163,472
   1,960,000    Stanislaus Solid Waste-to-Energy Financing Agency
                Revenue Bond, 7.625%, 1/01/2010, (d) ...................................   --                 A-          2,000,533
   2,000,000    Valley Health Systems, Series A Revenue Bond, 6.500%, 5/15/2015 ........                      BBB-        1,902,960
   2,000,000    West & Central Basin Financing Authority,
                Series C Revenue Bond, 6.320%, 8/01/2006, (AMBAC insured) ..............   Aaa                AAA         2,057,920
                                                                                                                      -------------
                                                                                                                         39,474,613
                                                                                                                      -------------
                Puerto Rico--7.2%
   1,010,000    Puerto Rico Commonwealth General Obligation
                Bond, 6.500%, 7/01/2015 ................................................   Baa(1)              A          1,091,305
   1,000,000    Puerto Rico Commonwealth Highway & Transportation
                Revenue Bond, 5.500%, 7/01/2013 ........................................    Aaa               AAA         1,011,400
   1,000,000    Puerto Rico Commonwealth Highway & Transportation
                Revenue Bond, 6.458%, 7/01/2004 ........................................   Baa(1)             A1+         1,039,060
                                                                                                                      -------------
                                                                                                                          3,141,765
                                                                                                                      -------------
                US Virgin Islands--1.7%
     685,000    U.S. Virgin Islands Public Finance Authority Pre-Refunded
                Revenue Bond, 7.750%, 10/01/2006 .......................................    --                --            722,709
                                                                                                                      -------------
                Total Tax Exempt Obligations
                (Identified Cost $43,726,203) ..........................................                                 43,339,087
                                                                                                                      =============
                Total Investments--99.7% (Identified Cost $43,726,203)(b) ..............                                 43,339,087
                Other assets less liabilities ..........................................                                    143,834
                                                                                                                      -------------
                Total Net Assets--100% ..................................................                              $ 43,482,921
                                                                                                                      =============


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999



--------------------------------------------------------------------------------


(a)  See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 1999 the net unrealized depreciation on investments based on cost of $43,728,218 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an
       excess of value over tax cost ................................................   $ 499,125

     Aggregate gross unrealized depreciation for all investments in which there is an
       excess of tax cost over value ................................................    (888,256)
                                                                                        ---------
     Net unrealized depreciation ....................................................   $(389,131)
                                                                                        =========

     As of December 31, 1999, the Fund had a net capital loss carryforward of $1,657,968 of which $522,150 expires on December, 31 2002 and $1,135,818 expires on December 31, 2007. These may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d) Variable rate demand note or floating rate security. The rates disclosed are as of December 31, 1999.

(e) All or a portion of these securities have been segregated as collateral in connection with the Fund's derivative investments during the year ended December 31, 1999.

Legend of Portfolio abbreviations:
AMBAC        -- American Municipal Bond Assurance Corp.
FGIC         -- Financial Guarantee Insurance Company
FSA          -- Financial Security Assurance
MBIA         -- Municipal Bond Investors Assurance Corp.


                See accompanying notes to financial statements.
8

                        STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS

     Investments at value (Identified cost $43,726,203) ........................                                   $ 43,339,087
     Cash ......................................................................                                         73,235
     Receivable for:
         Securities sold .......................................................                                         11,094
         Interest ..............................................................                                        749,414
                                                                                                                   ------------
                                                                                                                     44,172,830

LIABILITIES
     Payable for:
         Fund shares redeemed ..................................................           $     589,084
         Dividends declared ....................................................                  34,029
     Accrued expenses:
         Management fees .......................................................                  11,993
         Deferred trustees' fees ...............................................                  12,875
         Accounting and administrative .........................................                   4,266
         Other .................................................................                  37,662
                                                                                                  ------
                                                                                                                        689,909
                                                                                                                   ------------
NET ASSETS .....................................................................                                   $ 43,482,921
                                                                                                                   ============
     Net Assets consist of:
         Capital paid in .......................................................                                   $ 45,902,204
         Overdistributed net investment income .................................                                        (21,976)
         Accumulated net realized gains (losses) ...............................                                     (2,010,191)
         Unrealized appreciation (depreciation) on investments .................                                       (387,116)
                                                                                                                   ------------

NET ASSETS .....................................................................                                   $ 43,482,921
                                                                                                                   ============
     Computation of net asset value and offering price:
     Net asset value and redemption price of Class A shares
     ($35,593,433 / 4,848,759  shares of beneficial interest) ..................                                   $       7.34
                                                                                                                   ============

     Offering price per share (100 / 97.50 of $7.34) ...........................                                   $       7.53*
                                                                                                                   ============

     Net asset value and offering price of Class B shares
     ($7,889,488 / 1,078,100  shares of beneficial interest) ...................                                   $       7.32**
                                                                                                                   ============


*    Based upon single  purchases of less than  $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Interest ................................................................................                      $     2,619,772
                                                                                                                    ---------------


     Expenses

         Management fees .....................................................................     $   243,679
         Service fees - Class  A .............................................................          93,811
         Service and distribution fees - Class B .............................................          88,911
         Trustees' fees and expenses .........................................................           6,284
         Accounting and administrative .......................................................          23,808
         Custodian ...........................................................................          67,797
         Transfer agent ......................................................................          42,991
         Audit and tax services ..............................................................          31,440
         Legal ...............................................................................           1,324
         Printing ............................................................................          15,736
         Registration ........................................................................          14,164
         Miscellaneous .......................................................................          11,881
                                                                                                   -----------
     Total expenses ..........................................................................         641,826
     Less expenses waived by the investment adviser and subadviser ...........................        (180,746)             461,080
                                                                                                   -----------      ---------------
     Net investment income ...................................................................                            2,158,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
         OPTIONS AND FUTURES CONTRACTS

     Realized gain (loss) on:
         Investments - net ...................................................................        (873,282)
         Written options - net ...............................................................          19,813
         Futures contracts - net .............................................................         118,199
                                                                                                    -----------
         Total realized gain (loss) on investments, written options and futures contracts ....        (735,270)
                                                                                                    -----------
     Unrealized appreciation (depreciation) on:
         Investments - net ...................................................................      (2,181,742)
                                                                                                    -----------
     Net gain (loss) on investment transactions ..............................................                           (2,917,012)
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........................................                      $      (758,320)
                                                                                                                    ===============


                See accompanying notes to financial statements.
10

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                                        Year Ended December 31,
                                                                                                    --------------------------------
                                                                                                       1998                 1999
                                                                                                    ------------       -------------
FROM OPERATIONS
     Net investment income ...................................................................      $  1,968,798       $  2,158,692
     Net realized gain (loss) on investments, written options and futures contracts ..........           (20,967)          (735,270)
     Unrealized appreciation (depreciation) on investments ...................................          (134,169)        (2,181,742)
                                                                                                    ------------        ------------
     Increase (decrease) in net assets from operations .......................................         1,813,662           (758,320)
                                                                                                    ------------        ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income

         Class A .............................................................................        (1,643,915)        (1,867,844)
         Class B .............................................................................          (390,245)          (376,425)
                                                                                                      -----------       ------------
                                                                                                      (2,034,160)        (2,244,269)
                                                                                                      -----------       ------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS .................................................         3,890,260          1,878,106
                                                                                                       -----------     ------------
Total increase (decrease) in net assets ......................................................         3,669,762         (1,124,483)

NET ASSETS

     Beginning of the year ...................................................................        40,937,642         44,607,404
                                                                                                      ------------      -----------
     End of the year .........................................................................      $ 44,607,404         43,482,921
                                                                                                    ============        ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
     End of the year .........................................................................      $     64,250       $    (21,976)
                                                                                                    ============       ============


                 See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                             Class A
                                                             ----------------------------------------------------------------------
                                                                                      Year Ended December 31,
                                                             ----------------------------------------------------------------------
                                                                    1995         1996            1997         1998          1999
                                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Year ......................    $     7.08     $     7.65     $     7.66     $     7.87     $     7.83
                                                             ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income ...................................          0.39           0.39           0.39           0.37           0.37
Net Realized and Unrealized Gain (Loss) On
  Investments ...........................................          0.57           0.00           0.20          (0.03)         (0.48)
                                                             ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ........................          0.96           0.39           0.59           0.34          (0.11)
                                                             ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ....................         (0.39)         (0.38)         (0.38)         (0.38)         (0.38)
                                                             ----------     ----------     ----------     ----------     ----------
Total Distributions .....................................         (0.39)         (0.38)         (0.38)         (0.38)         (0.38)
                                                             ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year ............................    $     7.65     $     7.66     $     7.87     $     7.83     $     7.34
                                                             ==========     ==========     ==========     ==========     ==========
Total Return (%) (a) ....................................          13.9            5.3            8.0            4.5           (1.5)
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ........................................          0.70           0.75           0.85           0.85           0.85
Ratio of Net Investment Income to Average Net
  Assets (%) ............................................          5.24           5.18           5.06           4.79           4.79
Portfolio Turnover Rate (%) .............................           167            161            120            215            140
Net Assets, End of Year (000) ...........................    $   32,707     $   35,972     $   32,057     $   35,348     $   35,593



(a)  A sales charge is not reflected in total return calculations.

(b) The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements would have been (%):

                                                                   1.31           1.34           1.33           1.35           1.24

                 See accompanying notes to financial statements
12

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                             Class B
                                                              ---------------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                              ---------------------------------------------------------------------
                                                                 1995           1996           1997           1998           1999
                                                              ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Year ......................     $    7.07      $    7.63      $    7.64      $    7.85      $    7.81
                                                              ---------      ---------      ---------      ---------      ---------
Income From Investment Operations
Net Investment Income ...................................          0.33           0.33           0.34           0.32           0.31
Net Realized and Unrealized Gain (Loss) On
  Investments ...........................................          0.56           0.01           0.20          (0.03)         (0.48)
                                                              ---------      ---------      ---------      ---------      ---------
Total From Investment Operations ........................          0.89           0.34           0.54           0.29          (0.17)
                                                              ---------      ---------      ---------      ---------      ---------
Less Distributions
Dividends From Net Investment Income ....................         (0.33)         (0.33)         (0.33)         (0.33)         (0.32)
                                                              ---------      ---------      ---------      ---------      ---------
Total Distributions .....................................         (0.33)         (0.33)         (0.33)         (0.33)         (0.32)
                                                              ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Year ............................     $    7.63      $    7.64      $    7.85      $    7.81      $    7.32
                                                              =========      =========      =========      =========      =========
Total Return (%) (a) ....................................          12.9            4.6            7.2            3.7           (2.2)
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ........................................          1.45           1.50           1.60           1.60           1.60
Ratio of Net Investment Income to Average Net
  Assets (%) ............................................          4.49           4.43           4.31           4.04           4.04
Portfolio Turnover Rate (%) .............................           167            161            120            215            140
Net Assets, End of Year (000) ...........................     $   5,617      $   7,590      $   8,881      $   9,259      $   7,889



(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) The ratio of operating expenses to average net assets without giving effect to the expense limitations described in Note 4 to the Financial Statements would have been (%):


                                                                   2.06           2.09           2.08           2.10            1.99

                 See accompanying notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999

1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and California personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and market discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise

================================================================================
For the Year Ended December 31, 1999

from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments of capital loss carryforwards, futures transactions and post October losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

================================================================================
For the Year Ended December 31, 1999


2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $64,707,651 and $63,348,716, respectively.

Transactions in written options ended December 31, 1999 are summarized as follows:

                                                        Written Options
                                                     ----------------------
                                                     Number of     Premiums
                                                     Contracts     Received
                                                     ---------     --------
     Open at December 31, 1998 ............                  0     $      0
     Contracts opened .....................                (50)     (39,594)
     Contracts closed .....................                 50       39,594
                                                     ---------     --------
     Open at December 31, 1999 ............                  0     $      0
                                                     =========    =========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays a gross management fee to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                                               Fees Earned (a)
                                               ---------------
                                     Nvest Management       $   121,840
                                     Back Bay                   121,839

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

The effective management fee for the year ended December 31, 1999 was 0.525%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following:
(i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $23,808 and are shown separately in the financial statements as accounting and administrative.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

================================================================================
For the Year Ended December 31, 1999

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $93,811 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses at December 31, 1999 is $179,456.

Under the Class B Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $22,228 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $66,683 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the year ended December 31, 1999 amounted to $100,128.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $30,192 as compensation for its services.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

================================================================================
For the Year Ended December 31, 1999


4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual rates of 0.85% and 1.60% of the average net assets of the Fund's Class A and B shares, respectively. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to September 1, 1996 Back Bay and Nvest Management voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and 1.45% of the Fund's Class B average daily net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 1999, Back Bay reduced its subadvisory fees by $90,373 and Nvest Management reduced its advisory fees by $90,373.

5. Concentration of Credit. The Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of California municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1999 as a percentage of the Fund's total net assets: Hospitals (11.7%), Pollution (11.1%) and Transportation (13.4%).

6. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class
B. Transactions in capital shares were as follows:


                                                                                          Year Ended December 31,
                                                                           ---------------------------------------------------------
                                                                                   1998                            1999
                                                                           -----------------------        --------------------------
Class A                                                                    Shares       Amount            Shares         Amount
--------                                                                   --------    -----------        ----------   ------------
    Shares sold ....................................................        827,069    $  6,499,675       2,383,925    $ 18,347,369

Shares issued in connection with the reinvestment of:
        Dividends from net investment income .......................        110,552         867,672         145,308       1,107,226
                                                                           --------    ------------       ---------    ------------
                                                                            937,621       7,367,347       2,529,233      19,454,595
    Shares repurchased .............................................       (497,875)     (3,904,602)     (2,193,681)    (16,773,597)
                                                                           --------    ------------       ---------    ------------
    Net increase (decrease) ........................................        439,746    $  3,462,745         335,552    $  2,680,998
                                                                           --------    ------------       ---------    ------------


                                                                                          Year Ended December 31,
                                                                           ---------------------------------------------------------
                                                                                   1998                            1999
                                                                           -----------------------        --------------------------
Class B                                                                    Shares       Amount            Shares         Amount
-------                                                                    --------    -----------        ----------   ------------

    Shares sold ....................................................        270,727    $  2,121,992         202,511    $  1,524,313
    Shares issued in connection with the reinvestment of:
        Dividends from net investment income .......................         29,839         233,426          28,996         220,717
                                                                           --------    ------------       ---------    ------------
                                                                            300,566       2,355,418         231,507       1,745,030
    Shares repurchased .............................................       (246,590)     (1,927,903)       (339,124)     (2,547,922)
                                                                           --------    ------------       ---------    ------------
    Net increase (decrease) ........................................         53,976    $    427,515        (107,617)   $   (802,892)
                                                                           --------    ------------       ---------    ------------
    Increase (decrease) derived from capital shares transactions ...        493,722    $ $3,890,260         227,935    $  1,878,106
                                                                           ========    ============       =========    ============

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust II and the Shareholders of Nvest Intermediate Term Tax Free Fund of California

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Intermediate Term Tax Free Fund of California (formerly the New England Intermediate Term Tax Free Fund of California) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================


                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

  399 Boylston Street

Boston, Massachusetts

      02116
---------------------



CA56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                    Nvest Growth and Income Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)


-----------------
December 31, 1999
-----------------

================================================================================

                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer



--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                          NVEST GROWTH AND INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999

                 Net Asset       Maximum Sales
                 Value(1)         Charge(2)            S&P 500
                 --------         ---------            -------
12/99            $42,698          $40,245              $53,099
12/98             39,005           36,762               43,869
12/97             31,481           29,671               34,134
12/96             23,594           22,237               25,605
12/95             20,129           18,972               20,834
12/94             14,897           14,041               15,159
12/93             14,751           13,903               14,955
12/92             13,665           12,879               13,588
12/91             12,505           11,786               12,627
12/90              9,574            9,023                9,688
12/89             10,000            9,425               10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                          NVEST GROWTH AND INCOME FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 5/6/31)          1 Year         5 Years        10 Years
Net Asset Value(1)                   9.45%          23.44%          15.62%
With Maximum Sales Charge(2)         3.16           21.98           14.94
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)         1 Year         5 Years      Since Inception
Net Asset Value(1)                   8.62%          22.58%          17.75%
With CDSC(3)                         4.03           22.40           17.75
--------------------------------------------------------------------------------
Class C (Inception 5/1/95)          1 Year      Since Inception
Net Asset Value(1)                   8.63           21.42%
With CDSC(3)                         7.71           21.42
--------------------------------------------------------------------------------
Class Y (Inception 11/18/98)       1 Year       Since Inception
Net Asset Value(1)                   9.77           16.51%
--------------------------------------------------------------------------------

                                                                                       Since         Since          Since
                                                                                       Fund's        Fund's         Fund's
                                                                                       Class B       Class C        Class Y
Comparative Performance                      1 Year        5 Years      10 Years       Incept.       Incept.        Incept.
S&P 500(4)                                    21.04%        28.56%        18.21%        22.96%        27.49%        25.69%
Morningstar Large Value Average(5)             6.59         19.31         13.95         15.60         18.24          9.05
Lipper Multi-Cap Core Average(6)              22.50         23.07         15.51         18.29         22.31         27.71
--------------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the S&P 500 has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) Morningstar Large Value Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 4/30/95. Class Y since inception return is calculated from 11/30/98.

(6) Lipper Multi-Cap Core Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 4/30/95. Class Y since inception return is calculated from 11/30/98.

                          NVEST GROWTH AND INCOME FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]
Gerald Scriver
Westpeak Investment
Advisors, L.P.

Q.   Please tell us about the Growth and Income Fund's performance during 1999.

For the year ended December 31, 1999, the return on Class A shares of Growth and Income Fund was 9.45% based on net asset value and reinvested distributions totaling $2.72. The return on the Fund's benchmark, Standard & Poor's 500 Index, was 21.04% for the same period.

Q.   What was the investment environment like during the period?

It seemed for a while that investors were broadening their interests and relaxing their focus on a relatively short list of large-capitalization growth stocks. In the second quarter, as the expanding economy threatened to bring on interest rate hikes, investors concluded that some of the market's performance leaders were priced at unsustainably high levels. Value-oriented stocks, seen as less vulnerable to a downturn because of their more modest valuations, took center stage. But not for long.

The value rally that began in April was sharp but short-lived. In early summer, investors took profits in value stocks whose prices had gained the most, and returned to more familiar ground. Despite a rate hike in June, large-cap growth stocks, as well as technology issues of all capitalizations, dominated attention once again.

Q.   Given that environment, what strategies did you pursue?

We do not pursue value or growth investments to the exclusion of either; we believe that there are opportunities to be found in both sectors at any given time. We give Growth and Income Fund's portfolio a bias toward value or toward growth as the market changes direction, a flexible approach that permits us to adapt to changing trends.

                          NVEST GROWTH AND INCOME FUND
================================================================================


--------------------------------------------------------------------------------

On that basis, we shifted toward a greater value emphasis in the first half of the year, when it appeared that value stocks were at last resuming their traditional prominence in investors' portfolios. In addition, we moved out of some large capitalization stocks into mid-sized issues. This move proved premature when the big growth stocks surged back later in the year.

Q. What factors or investments affected performance the most, positively or negatively?

The biggest factor affecting performance was more a matter of style than of stocks. The Fund's portfolio is well-diversified with strict attention to risk control, and without heavy sector commitments. We put great emphasis on a company's present earnings and future earning power -- its ability to increase the proverbial bottom line.

                      Top 10 Portfolio Holdings-- 12/31/99

                                                         % of
                           Company                    Net Assets
--------------------------------------------------------------------------------
                   1.     Cisco Systems                   5.0
--------------------------------------------------------------------------------
                   2.     Microsoft Corp.                 4.1
--------------------------------------------------------------------------------
                   3.     Johnson & Johnson               3.0
--------------------------------------------------------------------------------
                   4.     Pfizer, Inc.                    2.9
--------------------------------------------------------------------------------
                   5.     Bristol-Myers Squibb            2.7
--------------------------------------------------------------------------------
                   6.     BellSouth Corp.                 2.6
--------------------------------------------------------------------------------
                   7.     Citigroup, Inc.                 2.4
--------------------------------------------------------------------------------
                   8.     AT&T Corp.                      2.2
--------------------------------------------------------------------------------
                   9.     Chase Manhattan                 2.2
--------------------------------------------------------------------------------
                   10.    Texas Instruments, Inc.         2.1
--------------------------------------------------------------------------------

Portfolio holdings and asset allocation will vary.


Put another way, we do not invest where there are neither earnings nor prospects for earnings. The risk is just too high. We are finding many companies where earnings are solid and growing at above-average rates. But above-average earnings growth has not seemed to matter recently, except in the case of a handful of giant companies.

Our overweight position (relative to the benchmark index) in interest-sensitive stocks hurt performance; banks, for example, fell back as interest rates rose. We have recently cut back exposure to this sector.

Traditional retailing stocks like K-Mart were disappointing, but Wal-Mart did well, thanks to its expanding presence on the Internet. Our weighting in technology was roughly equal to the index weighting, which also helped performance. Strong performers included U.S. Cellular and Applied Materials.

                          NVEST GROWTH AND INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Q.   What is your outlook for next year?

At year-end, the Fund's portfolio was more modestly valued than the Standard & Poor's 500, based on our analysis. Average price/earnings ratios -- a measure of whether a company's stock price is high or low relative to its profits -- were lower for the companies in the Fund, although their earnings growth rate was higher.

This positioning reflects our view that there will soon be a shift back to the traditional methods of stock evaluation that are part of our process. We think market leadership will then broaden to include many more stocks than has been the case for the last few years.

In terms of the economy, we expect no big changes unless, after three increases in 1999, interest rates rise further to the point where they threaten to hold back corporate earnings.

While the Fund's performance over short periods of time has lagged the S&P 500, over the long-term our value/growth approach has served the Fund's shareholders well. We will continue to apply the techniques that helped build our record, in the conviction that tomorrow's markets will be different from today's.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. This risk may increase share price volatility. Mid-sized stocks are more volatile than larger more established stocks. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 99.0% of Total Net Assets

    Shares         Description                                     Value (a)
-----------------------------------------------------------------------------
                   Airlines--0.6%
     74,900        Delta Air Lines .......................        $ 3,730,956
                                                                  -----------
                   Automotive--2.3%
    139,900        Ford Motor Co. ........................          7,475,906
     93,300        General Motors Corp. ..................          6,781,744
                                                                  -----------
                                                                   14,257,650
                                                                  -----------
                   Banks--8.3%
    137,000        BB&T Corp. ............................          3,750,375
     64,365        Charter One Financial, Inc. ...........          1,230,981
    174,200        Chase Manhattan Corp. .................         13,533,163
    265,800        Citigroup, Inc. .......................         14,768,512
    144,400        FleetBoston Financial Corp. ...........          5,026,925
     43,300        Marshall & Ilsley Corp. ...............          2,719,781
     35,200        Provident Financial Group, Inc. .......          1,262,800
    253,500        UnionBanCal Corp. .....................          9,997,406
                                                                  -----------
                                                                   52,289,943
                                                                  -----------
                   Banks & Thrifts--1.5%
    282,900        Golden West Financial Corp. ...........          9,477,150
                                                                  -----------
                   Broadcasting - 1.4%
     54,000        AT&T Corp. - Liberty Media Group (c) ..          3,064,500
    114,000        Cox Communications, Inc. (c) ..........          5,871,000
                                                                  -----------
                                                                    8,935,500
                                                                  -----------
                   Business Services--1.7%
     80,700        America Online, Inc. (c) ..............          6,087,806
     74,400        Electronic Data Systems Corp. .........          4,980,150
                                                                  -----------
                                                                   11,067,956
                                                                  -----------
                   Chemicals--2.1%
     93,400        Dow Chemical Co. ......................         12,480,575
     10,400        Minnesota Mining & Manufacturing Co. ..          1,017,900
                                                                  -----------
                                                                   13,498,475
                                                                  -----------
                   Computers & Business Equipment--9.1%
    293,400        Cisco Systems (c) .....................         31,430,475
    166,800        Computer Associates International, Inc.         11,665,575
     69,600        Diebold, Inc. .........................          1,635,600
     35,100        Electronics For Imaging, Inc. (c) .....          2,040,187
     31,900        Gateway, Inc. (c) .....................          2,298,794
     40,200        Lexmark International Group (c) .......          3,638,100
     52,800        National Instruments Corp. (c) ........          2,019,600
     64,700        Pitney Bowes, Inc. ....................          3,125,819
                                                                  -----------
                                                                   57,854,150
                                                                  -----------
                   Computer Software & Services--5.2%
     51,600        Adobe Systems, Inc. ...................          3,470,100
    225,100        Microsoft Corp. .......................         26,280,425




6                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares         Description                                     Value (a)
-----------------------------------------------------------------------------
                   Computer Software & Services--continued
     23,800        Sabre Corp. Holdings, Inc. (c) ........        $ 1,219,750
     29,400        Zebra Technologies Corp. (c) ..........          1,719,900
                                                                  -----------
                                                                   32,690,175
                                                                  -----------
                   Construction--1.1%
     51,900        Lafarge Corp. .........................          1,433,738
    118,600        USG Corp. .............................          5,589,025
                                                                  -----------
                                                                    7,022,763
                                                                  -----------
                   Defense & Aerospace--3.1%
    107,700        General Dynamics Corp. ................          5,681,175
     54,200        Litton Industries, Inc. (c) ...........          2,703,225
    139,900        Northrop Grumman Corp. ................          7,563,344
     81,500        Rockwell International Corp. ..........          3,901,812
                                                                  -----------
                                                                   19,849,556
                                                                  -----------
                   Drugs--7.5%
     96,100        Abbott Laboratories ...................          3,489,631
     78,500        Allergan, Inc. ........................          3,905,375
    262,700        Bristol-Myers Squibb Co. ..............         16,862,056
     39,100        Forest Labs, Inc. (c) .................          2,402,206
    104,300        IVAX Corp. (c) ........................          2,685,725
    559,900        Pfizer, Inc. ..........................         18,161,757
                                                                  -----------
                                                                   47,506,750
                                                                  -----------
                   Electric Utilities--4.3%
    186,500        DTE Energy Co. ........................          5,851,438
     55,200        Energy East Corp. .....................          1,148,850
    258,500        Entergy Corp. .........................          6,656,375
    101,900        GPU, Inc. .............................          3,050,631
    299,000        Public Service Enterprise Group .......         10,408,937
                                                                  -----------
                                                                   27,116,231
                                                                  -----------
                   Electronics--9.1%
     52,800        Adaptec, Inc. (c) .....................          2,633,400
     61,500        Applied Materials, Inc. ...............          7,791,281
     38,800        Eaton Corp. ...........................          2,817,850
     27,700        LSI Logic Corp. (c) ...................          1,869,750
    145,400        Lucent Technologies, Inc. .............         10,877,737
     79,800        Motorola, Inc. ........................         11,750,550
     36,600        STMicroelectronics NV .................          5,542,613
    134,500        Texas Instruments, Inc. ...............         13,029,687
     34,800        Xilinx, Inc. (c) ......................          1,582,313
                                                                  -----------
                                                                   57,895,181
                                                                  -----------


                See accompanying notes to financial statements.                7

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares         Description                                     Value (a)
-----------------------------------------------------------------------------
                   Energy Reserves--4.4%
     40,600        Chevron Corp. .........................        $ 3,516,975
     96,200        Exxon Mobil Corp. .....................          7,750,113
     83,000        Phillips Petroleum Co. ................          3,901,000
    183,100        Royal Dutch Petroleum Co. .............         11,066,106
     28,500        Vastar Resources, Inc. ................          1,681,500
                                                                  -----------
                                                                   27,915,694
                                                                  -----------
                   Financial Services--1.8%
    121,600        Federal Home Loan Mortgage Corp. ......          5,722,800
     87,800        Federal National Mortgage Association .          5,482,012
                                                                  -----------
                                                                   11,204,812
                                                                  -----------
                   Food & Beverages--1.5%
     96,500        Hormel Foods Corp. ....................          3,920,312
    298,000        IBP, Inc. .............................          5,364,000
                                                                  -----------
                                                                    9,284,312
                                                                  -----------
                   Gas & Pipeline Utilities--0.6%
     99,500        El Paso Energy Corp. ..................          3,861,844
                                                                  -----------
                   Health Care - Products--5.1%
    201,200        Johnson & Johnson, Inc. ...............         18,736,750
     41,600        Mallinckrodt, Inc. ....................          1,323,400
    307,400        TYCO International, Ltd. ..............         11,950,175
                                                                  -----------
                                                                   32,010,325
                                                                  -----------
                   Health Care - Services--0.6%
     39,500        Pacificare Health Systems (c) .........          2,093,500
     29,900        United Healthcare Corp. ...............          1,588,438
                                                                  -----------
                                                                    3,681,938
                                                                  -----------
                   Industrial Parts & Machinery--1.5%
     24,000        Cummins Engine, Inc. ..................          1,159,500
     48,200        Dover Corp. ...........................          2,187,075
     64,650        Ingersoll-Rand Co. ....................          3,559,791
     47,300        Parker-Hannifin Corp. .................          2,427,081
                                                                  -----------
                                                                    9,333,447
                                                                  -----------
                   Insurance--3.2%
     64,800        Ambac Financial Group, Inc. ...........          3,381,750
     92,700        Lincoln National Corp., Inc. ..........          3,708,000
    103,600        Marsh & McLennan Cos., Inc. ...........          9,913,225
     96,600        St. Paul Cos ..........................          3,254,212
                                                                  -----------
                                                                   20,257,187
                                                                  -----------


8                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares         Description                                     Value (a)
-----------------------------------------------------------------------------
                   Metals & Mining--0.8%
    128,800        Alcan Aluminum, Ltd. ..................        $ 5,304,950
                                                                  -----------
                   Oil - Refining & Distribution--1.1%
     69,800        Coastal Corp. .........................          2,473,538
     88,000        Texaco, Inc. ..........................          4,779,500
                                                                  -----------
                                                                    7,253,038
                                                                  -----------
                   Paper & Forest Products--1.8%
     71,800        Kimberly-Clark Corp. ..................          4,684,950
    104,400        Temple-Inland, Inc. ...................          6,883,875
                                                                  -----------
                                                                   11,568,825
                                                                  -----------
                   Property & Casualty Insurance--1.8%
     63,400        Aetna, Inc. ...........................          3,538,512
    137,000        Allmerica Financial Corp. .............          7,620,625
                                                                  -----------
                                                                   11,159,137
                                                                  -----------
                   Publishing--2.1%
    114,700        Gannett Co. ...........................          9,355,219
     40,900        Tribune Co. ...........................          2,252,056
      3,600        Washington Post Co., Class B ..........          2,001,150
                                                                  -----------
                                                                   13,608,425
                                                                  -----------
                   Railroads & Equipment--0.8%
    111,500        Union Pacific Corp. ...................          4,864,188
                                                                  -----------
                   Retail - Department Store--2.2%
     73,900        Federated Department Stores, Inc.(c) ..          3,736,569
    149,300        Wal-Mart Stores, Inc. .................         10,320,362
                                                                  -----------
                                                                   14,056,931
                                                                  -----------
                   Retail - Food & Drug--0.9%
    289,500        SUPERVALU, Inc. .......................          5,790,000
                                                                  -----------
                   Retail - Specialty--0.6%
     56,850        Home Depot, Inc. ......................          3,897,778
                                                                  -----------
                   Securities & Asset Management--2.7%
    235,610        Bear Stearns Cos ......................         10,072,328
     12,100        Morgan Stanley Dean Witter & Co. ......          1,727,275
    142,500        Paine Webber Group, Inc. ..............          5,530,781
                                                                  -----------
                                                                   17,330,384
                                                                  -----------


                See accompanying notes to financial statements.                9

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares         Description                                     Value (a)
-----------------------------------------------------------------------------
                   Telecommunication--8.2%
     35,600        ALLTEL Corp. ..........................        $ 2,943,675
    273,600        AT&T Corp. ............................         13,885,200
     53,300        Bell Atlantic Corp. ...................          3,281,281
    348,400        BellSouth Corp. .......................         16,309,475
     72,150        MCI Worldcom, Inc. (c) ................          3,828,460
    109,900        SBC Communications, Inc. ..............          5,357,625
     60,400        U.S. Cellular Corp. (c) ...............          6,096,625
                                                                -------------
                                                                   51,702,341
                                                                -------------
                   Total Common Stock
                         (Identified Cost $595,855,235)...        627,277,992
                                                                -------------
Short Term Investment -- 1.0%
 Principal
  Amount
--------------------------------------------------------------------------------
$ 6,339,000    Repurchase Agreement with State Street Bank
               and Trust Co. dated 12/31/1999 at 2.50% to be
               repurchased at $6,340,321 on 1/03/2000,
               collateralized by $6,270,000 U.S. Treasury
               Bond 6.75% due 8/15/2026 with a value of
               $6,457,120 ................................          6,339,000
                                                                -------------
               Total Short Term Investment
               (Identified Cost $6,339,000) ..............          6,339,000
                                                                -------------
               Total Investments--100.0%
               (Identified Cost $602,194,235) (b) ........        633,616,992
               Other assets less liabilities .............           (124,481)
                                                                -------------
               Total Net Assets--100% ....................      $ 633,492,511
                                                                =============

         (a)  See Note 1a of Notes to Financial Statements.

         (b) Federal Tax Information: At December 31, 1999 the net unrealized appreciation on investments based on cost of $602,194,235 for federal income tax purposes was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost ..................................   $ 68,190,102

              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value ................................    (36,767,345)
                                                                -------------
              Net unrealized appreciation ....................   $ 31,422,757
                                                                =============

         (c)  Non-income producing security.


10               See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
     Investments at value (Identified cost $602,194,235) ............                        $ 633,616,992
     Cash ...........................................................                                  706
     Receivable for:
         Fund shares sold ...........................................                              892,634
         Dividends and interest .....................................                              604,070
                                                                                             -------------
                                                                                               635,114,402

LIABILITIES
     Payable for:
         Fund shares redeemed .......................................      $   1,098,719
         Accrued expenses:
         Management fees ............................................            346,717
         Deferred trustees' fees ....................................             28,541
         Accounting and administrative ..............................             21,098
         Other ......................................................            126,816
                                                                           -------------
                                                                                                 1,621,891
                                                                                             -------------
NET ASSETS ..........................................................                        $ 633,492,511
                                                                                             =============
     Net assets consist of:
         Capital paid in ............................................                        $ 586,575,535
         Undistributed (overdistributed) net investment income (loss)                              (21,416)
         Accumulated net realized gain (loss) .......................                           15,515,635
         Unrealized appreciation (depreciation) on investments ......                           31,422,757
                                                                                             -------------

NET ASSETS ..........................................................                        $ 633,492,511
                                                                                             =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
     ($375,676,396/24,499,092 shares of beneficial interest) ........                              $ 15.33
                                                                                                   =======
Offering price per share (100/94.25 of $15.33) ......................                              $ 16.27*
                                                                                                   =======
Net asset value and offering price of Class B shares
     ($216,456,707/14,403,377 shares of beneficial interest) ........                              $ 15.03**
                                                                                                   =======
Net asset value and offering price of Class C shares
     ($26,982,668/1,797,724 shares of beneficial interest) ..........                              $ 15.01**
                                                                                                   =======
Net asset value, offering and redemption price of Class Y shares
     ($14,376,740/936,176 shares of beneficial interest) ............                              $ 15.36
                                                                                                   =======

     *    Based upon single purchases of less than $50,000.
          Reduced sales charges apply for purchases in excess of this amount.

     ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


               See accompanying notes to financial statements.               11

                             STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of foreign taxes of $179,140) ..............                        $   9,119,908
     Interest ..................................................                              559,750
                                                                                        -------------
                                                                                            9,679,658

     Expenses
         Management fees .......................................      $   3,843,930
         Service fees - Class A ................................            876,555
         Service and distribution fees - Class B ...............          1,953,852
         Service and distribution fees - Class C ...............            244,663
         Trustees' fees and expenses ...........................             29,545
         Accounting and administrative .........................            153,450
         Custodian .............................................            137,963
         Transfer agent ........................................          1,195,460
         Audit and tax services ................................             28,260
         Legal .................................................             27,611
         Printing ..............................................             78,286
         Registration ..........................................             73,633
         Miscellaneous .........................................             37,769
                                                                      -------------
     Total expenses ............................................                            8,680,977
                                                                                        -------------
     Net investment income .....................................                              998,681
                                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Realized gain (loss) on investments -- net ................                          100,407,049
     Unrealized appreciation (depreciation) on
          investments -- net ...................................                          (52,996,051)
                                                                                        -------------
     Net gain (loss) on investment transactions ................                           47,410,998
                                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........                        $  48,409,679
                                                                                        =============


12              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                         Year Ended December 31,
                                                                    ---------------------------------
                                                                        1998                1999
                                                                    -------------       -------------
FROM OPERATIONS
     Net investment income ...................................      $     333,505       $     998,681
     Net realized gain (loss) on investments .................         48,697,181         100,407,049
     Net unrealized appreciation (depreciation)
         on investments ......................................         31,648,258         (52,996,051)
                                                                    -------------       -------------
     Increase (decrease) in net assets from operations .......         80,678,944          48,409,679
                                                                    -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
         Class A .............................................           (227,108)         (1,056,821)
         Class B .............................................                  0                   0
         Class C .............................................                  0                   0
         Class Y .............................................                 (1)            (55,735)
     In excess of net investment income
         Class A .............................................                  0             (49,021)
         Class B .............................................                  0                   0
         Class C .............................................                  0                   0
         Class Y .............................................                  0              (2,585)
     Net realized gain on investments
         Class A .............................................        (32,875,714)        (57,051,170)
         Class B .............................................        (15,243,587)        (33,147,376)
         Class C .............................................         (1,691,556)         (4,191,359)
         Class Y .............................................                 (3)         (2,192,903)
                                                                    -------------       -------------
                                                                      (50,037,969)        (97,746,970)
                                                                    -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS .................        136,443,607         207,032,451
                                                                    -------------       -------------
Total increase (decrease) in net assets ......................        167,084,582         157,695,160

NET ASSETS

     Beginning of the year ...................................        308,712,769         475,797,351
                                                                    -------------       -------------
     End of the year .........................................      $ 475,797,351       $ 633,492,511
                                                                    =============       =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
     End of the year .........................................      $     101,283       $     (21,416)
                                                                    =============       =============


               See accompanying notes to financial statements.                13

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                       Class A
                                                   ------------------------------------------------------------------------------


                                                                                Year Ended December 31,
                                                   ------------------------------------------------------------------------------
                                                       1995            1996            1997              1998             1999
                                                   ------------------------------------------------------------------------------
Net Asset Value, Beginning of the Year .........   $     12.41     $     14.39     $     13.87        $     15.35     $     16.57
                                                   -----------     -----------     -----------        -----------     -----------
Income From Investment Operations
Net Investment Income ..........................          0.18            0.13            0.07(b)            0.04            0.08
Net Realized and Unrealized Gain
  (Loss) on Investments ........................          4.01            2.07            4.40               3.29            1.40
                                                   -----------     -----------     -----------        -----------     -----------
Total From Investment Operations ...............          4.19            2.20            4.47               3.33            1.48
                                                   -----------     -----------     -----------        -----------     -----------
Less Distributions
Dividends From Net Investment Income ...........         (0.18)          (0.13)          (0.06)             (0.01)          (0.06)
Distributions From Net Realized Capital Gains ..         (2.03)          (2.59)          (2.93)             (2.10)          (2.66)
Distributions in Excess of Net
   investment Income ...........................          0.00            0.00            0.00               0.00            0.00(c)
                                                   -----------     -----------     -----------        -----------     -----------
Total Distributions ............................         (2.21)          (2.72)          (2.99)             (2.11)          (2.72)
                                                   -----------     -----------     -----------        -----------     -----------
Net Asset Value, End of the Year ...............   $     14.39     $     13.87     $     15.35        $     16.57     $     15.33
                                                   ===========     ===========     ===========        ===========     ===========
Total Return (%)(a) ............................          35.1            17.2            33.4               23.9             9.5
Ratio of Operating Expenses to
  Average Net Assets (%) .......................          1.38            1.30            1.25               1.23            1.21
Ratio of Net Investment Income to
  Average Net Assets (%) .......................          1.31            0.92            0.46               0.33            0.48
Portfolio Turnover Rate (%) ....................            69             127             103                114             133
Net Assets, End of the Year (000) ..............   $   150,693     $   166,963     $   220,912        $   304,139     $   375,676

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c)  Amount rounds to less than $0.01 per share.


14               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                        Class B
                                                     ---------------------------------------------------------------------------


                                                                                 Year Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                          1995          1996           1997              1998           1999
                                                     ---------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ..........    $     12.42    $     14.40    $     13.87       $     15.28     $     16.37
                                                     -----------    -----------    -----------       -----------     -----------
Income From Investment Operations
Net Investment Income (Loss) ....................           0.10           0.03          (0.05)(b)         (0.05)          (0.04)
Net Realized and Unrealized Gain
  (Loss) on Investments .........................           4.01           2.07           4.40              3.24            1.36
                                                     -----------    -----------    -----------       -----------     -----------
Total From Investment Operations ................           4.11           2.10           4.35              3.19            1.32
                                                     -----------    -----------    -----------       -----------     -----------
Less Distributions
Dividends From Net Investment Income ............          (0.10)         (0.04)         (0.01)             0.00            0.00
Distributions From Net Realized Capital Gains ...          (2.03)         (2.59)         (2.93)            (2.10)          (2.66)
Distributions in Excess of Net
   investment Income ............................           0.00           0.00           0.00              0.00            0.00(c)
                                                     -----------    -----------    -----------       -----------     -----------
Total Distributions .............................          (2.13)         (2.63)         (2.94)            (2.10)          (2.66)
                                                     -----------    -----------    -----------       -----------     -----------
Net Asset Value, End of the Year ................    $     14.40    $     13.87    $     15.28       $     16.37     $     15.03
                                                     ===========    ===========    ===========       ===========     ===========
Total Return (%)(a) .............................           34.3           16.3           32.4              23.1             8.6
Ratio of Operating Expenses to
  Average Net Assets (%) ........................           2.11           2.05           2.00              1.98            1.96
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ........................           0.56           0.17          (0.29)            (0.42)          (0.27)
Portfolio Turnover Rate (%) .....................             69            127            103               114             133
Net Assets, End of the Year (000) ...............    $    29,026    $    46,856    $    81,066       $   153,369     $   216,457


(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c)  Amount rounds to less than $0.01 per share.


               See accompanying notes to financial statements.                15

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                   Class C                                       Class  Y
                                              -----------------------------------------------------     -------------------------
                                                                                                         November
                                May 1, (a)                                                                18,(a)          Year
                                 through                   Year Ended December 31,                        through         Ended
                               December 31,   ----------------------------------------------------      December 31,   December 31,
                                  1995           1996         1997            1998          1999            1998          1999
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Net Asset Value, Beginning
  of the Period ............   $    13.84     $    14.39   $    13.85      $    15.28    $    16.35      $    15.42    $    16.57
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Income From Investment
  Operations

Net Investment Income (Loss)         0.06           0.04        (0.05)(d)       (0.04)        (0.04)           0.02          0.02
Net Realized and Unrealized
  Gain on Investments ......         2.58           2.05         4.42            3.21          1.36            1.22          1.51
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Total From Investment
  Operations ...............         2.64           2.09         4.37            3.17          1.32            1.24          1.53
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Less Distributions
Dividends From Net
  Investment Income ........        (0.06)         (0.04)       (0.01)           0.00          0.00           (0.02)        (0.08)
Distributions From Net
  Realized Capital Gains ...        (2.03)         (2.59)       (2.93)          (2.10)        (2.66)          (0.07)        (2.66)
Distributions in Excess of
  Net Investment Income ....         0.00           0.00         0.00            0.00          0.00(e)         0.00          0.00(e)
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Total Distributions ........        (2.09)         (2.63)       (2.94)          (2.10)        (2.66)          (0.09)        (2.74)
                               ----------     ----------   ----------      ----------    ----------      ----------    ----------
Net Asset Value, End of the
  Period ...................   $    14.39     $    13.85   $    15.28      $    16.35    $    15.01      $    16.57    $    15.36
                               ==========     ==========   ==========      ==========    ==========      ==========    ==========
Total Return (%)(c) ........         20.2           16.3         32.6            22.9           8.6             8.1           9.8
Ratio of Operating Expenses
  to Average
  Net Assets (%) ...........         2.11(b)        2.05         2.00            1.98          1.96            0.98(b)       0.96
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (%) ...........         0.56(b)        0.17        (0.29)          (0.42)        (0.27)           0.58(b)      (0.73)
Portfolio Turnover Rate (%)            69            127          103             114           133             114           133
Net Assets, End of the
  Period (000) .............   $    4,707     $    3,912   $    6,735      $   18,288    $   26,983      $        1    $   14,377


(a)  Commencement of operations.

(b)  Computed on an annualized basis.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.


16              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks opportunities for long-term growth of capital and income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================
For the Year Ended December 31, 1999


c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $869,940,026 and $754,284,165 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Westpeak Investment Advisors, L.P. ("Westpeak") at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the fund. Nvest Management and Westpeak are wholly owned subsidiaries of Nvest companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("Metlife"). Fees earned by Nvest Management and Westpeak under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                          Fees Earned
                          -----------
                          Nvest Management  $1,921,579
                          Westpeak           1,922,351

The effective management fee for the year ended December 31, 1999 was 0.66%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to

================================================================================
For the Year Ended December 31, 1999


shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $153,450 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $884,070 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $876,555 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $488,463 and $61,166 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $1,465,389 and $183,497 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $2,061,585.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Manaagement, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate

================================================================================
For the Year Ended December 31, 1999


of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital shares. Transactions in capital shares were as follows:

                                                                                             Year Ended
                                                                    ---------------------------------------------------------------
                                                                         December 31, 1998                   December 31, 1999
                                                                    ---------------------------         ---------------------------
  Class A                                                            Shares           Amount             Shares          Amount
  -------                                                           ---------     -------------         ---------     -------------
Shares sold ................................................        9,065,395     $ 144,572,219        11,472,939     $ 197,730,741
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................           11,442           187,649            53,068           962,663
    Distributions from net realized gain ...................        2,031,262        29,158,832         3,434,246        51,752,162
                                                                   ----------     -------------        ----------     -------------
                                                                   11,108,099       173,918,700        14,960,253       250,445,566
Shares repurchased .........................................       (7,145,922)     (112,760,204)       (8,811,484)     (151,367,164)
                                                                   ----------     -------------        ----------     -------------
Net increase (decrease) ....................................        3,962,177     $  61,158,496         6,148,769     $  99,078,402
                                                                   ----------     -------------        ----------     -------------
                                                                                             Year Ended
                                                                    ---------------------------------------------------------------
                                                                         December 31, 1998                   December 31, 1999
                                                                    ---------------------------         ---------------------------
  Class B                                                            Shares           Amount             Shares          Amount
  -------                                                           ---------     -------------         ---------     -------------
Shares sold ................................................        4,248,677     $  69,373,470         5,249,461     $  88,949,545
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................        1,005,847        14,281,653         2,070,562        30,607,517
                                                                    ---------     -------------         ---------     -------------
                                                                    5,254,524        83,655,123         7,320,023       119,557,062
Shares repurchased .........................................       (1,188,079)      (19,142,794)       (2,288,012)      (38,363,095)
                                                                    ---------     -------------         ---------     -------------
Net increase (decrease) ....................................        4,066,445     $  64,512,329         5,032,011     $  81,193,967
                                                                    ---------     -------------         ---------     -------------
                                                                                             Year Ended
                                                                    ---------------------------------------------------------------
                                                                         December 31, 1998                   December 31, 1999
                                                                    ---------------------------         ---------------------------
  Class C                                                            Shares           Amount             Shares          Amount
  -------                                                           ---------     -------------         ---------     -------------
Shares sold ................................................        1,217,463      $ 19,862,147           999,688      $ 16,915,102
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................          112,955         1,604,497           247,673         3,657,804
                                                                    ---------      ------------         ---------      ------------
                                                                    1,330,418        21,466,644         1,247,361        20,572,906
                                                                    ---------      ------------         ---------      ------------
Shares repurchased .........................................         (652,475)      (10,694,572)         (568,351)       (9,465,865)
                                                                    ---------      ------------         ---------      ------------
Net increase (decrease) ....................................          677,943      $ 10,772,072           679,010      $ 11,107,041
                                                                    ---------      ------------         ---------      ------------

================================================================================
For the Year Ended December 31, 1999


                                                                         November 18, 1998 (a)
                                                                                through                         Year Ended
                                                                           December 31, 1998                 December 31, 1999
                                                                      --------------------------       ----------------------------
      Class Y                                                          Shares          Amount            Shares           Amount
      -------                                                         ---------    -------------       ----------     -------------
Shares sold ..................................................               46    $         710          972,875     $  16,586,441
Shares issued in connection with the reinvestment of:
    Dividends from net investment income .....................                0                0            3,202            58,080
    Distributions from net realized gain .....................                0                0          144,486         2,180,268
                                                                      ---------    -------------       ----------     -------------
                                                                             46              710        1,120,563        18,824,789
Shares repurchased ...........................................                0                0         (184,433)       (3,171,748)
                                                                      ---------    -------------       ----------     -------------
Net increase (decrease) ......................................               46    $         710          936,130     $  15,653,041
                                                                      ---------    -------------       ----------     -------------
Increase (decrease) derived from capital shares transactions .        8,706,611    $ 136,443,607       12,795,920     $ 207,032,451
                                                                      =========    =============       ==========     =============


(a)  Commencement of operations.

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTST
================================================================================


To the Trustees Nvest Funds Trust II and the Shareholders of the Nvest Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Growth & Income Fund (formerly the New England Growth & Income Fund) (the "Fund"), a series of Nvest Funds Trust II, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.


With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                  The Power of Monthly Investing

                      $100             $200             $500
                      ----             ----             ----
25 Years            $91,236          $182,472         $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.



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[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


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 399 Boylston Street

Boston, Massachusetts

       02116
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